As filed with the Securities and Exchange Commission on August 31, 2015

1933 Act Registration File No. 333-_______

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[      ]            Pre-Effective Amendment No. ___
[      ]            Post-Effective Amendment No. ___

(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
(Name and Address of Agent for Service)

Copy to:
Kathy K. Ingber, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on September 30, 2015 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Institutional Class shares of American Beacon Bridgeway Large Cap Growth Fund, a series of the Registrant.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of securities (File Nos. 033-11387 and 811-04984).

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting

Questions and Answers

Part A - Combined Proxy Statement and Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

COMBINED PROXY STATEMENT AND PROSPECTUS
For the Reorganization of
Bridgeway Large-Cap Growth Fund
a series of Bridgeway Funds, Inc.
20 Greenway Plaza, Suite 450
Houston, Texas 77046
(800) 661-3550
Into
American Beacon Bridgeway Large Cap Growth Fund
a series of American Beacon Funds
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811

[ ], 2015

BRIDGEWAY FUNDS, INC.
 Bridgeway Large-Cap Growth Fund
20 Greenway Plaza, Suite 450
 Houston, Texas 77046
[ ], 2015
To the Shareholders:
We are pleased to announce that the Bridgeway Large-Cap Growth Fund (the “Bridgeway Fund”), a series of Bridgeway Funds, Inc. (the “Company”), is proposing to reorganize into the American Beacon Bridgeway Large Cap Growth Fund (the “AB Fund”), a newly created series of American Beacon Funds (the “AB Trust”). The AB Fund is designed to be substantially identical from an investment perspective to the Bridgeway Fund.
A Special Meeting of Shareholders of the Bridgeway Fund is to be held at 2:00 p.m. Central time on Wednesday, December 2, 2015, at 20 Greenway Plaza, Suite 450, Houston, Texas 77046, where you will be asked to vote on the proposal to reorganize the Bridgeway Fund into the AB Fund. A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting and a postage-prepaid envelope in which to return your proxy card are enclosed.
The primary purpose of the reorganization transaction (the “Reorganization”) is to move the Bridgeway Fund to the American Beacon Family of Funds. The Reorganization will shift management oversight responsibility for the Bridgeway Fund to American Beacon Advisors, Inc. (the “Manager”) while retaining Bridgeway Capital Management, Inc., the investment advisor to the Bridgeway Fund, as the sub-advisor to the AB Fund (“Bridgeway Capital” or the “Sub-Advisor”). In this capacity, Bridgeway Capital will continue to make day-to-day investment decisions for the AB Fund. The Manager is an experienced provider of investment advisory services to institutional and retail investors, with approximately $31.3 billion in mutual fund and $61.6 billion in overall assets under management as of June 30, 2015. Since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds. The Reorganization has the potential to expand the Bridgeway Fund’s presence in more distribution channels, increase its asset base and lower operating expenses as a percentage of assets.
By engaging Bridgeway Capital as the Sub-Advisor to the AB Fund, the AB Fund will be advised by the same portfolio management team at Bridgeway Capital that currently advises the Bridgeway Fund. In particular, the portfolio managers of the Sub-Advisor who are primarily responsible for the day-to-day portfolio management of the Bridgeway Fund will remain the same.
If Bridgeway Fund shareholders approve the Reorganization, it will take effect on or about December 4, 2015. At that time, the Bridgeway Fund Class N shares you currently own would, in effect, be exchanged on a tax-free basis for Institutional Class shares equal in number and value of the AB Fund as follows:
Bridgeway Large-Cap Growth Fund	à	American Beacon Bridgeway Large Cap Growth Fund
Class N shares	à	Institutional Class shares

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.
The Reorganization will not result in any increase in the advisory fees payable by the AB Fund over those advisory fees currently incurred by the Bridgeway Fund. The Bridgeway Fund assesses no front-end sales charge, contingent deferred sales charge, redemption fees or exchange fees on its Class N shares, and no such fees will be assessed by the AB Fund on its Institutional Class shares. Individual retirement accounts are charged an annual maintenance fee of $15.00 by the AB Fund’s custodian for the maintenance of either a traditional IRA or a Roth IRA. The Bridgeway Fund intends to charge a similar maintenance fee for the 2015 calendar year. The Reorganization will not result in any material increase in the net expense ratio of the Institutional Class shares of the AB Fund during the first two years as compared to the expense ratio currently paid by the Class N shares of the Bridgeway Fund but is expected to result in an increase in the gross expense ratio of the Institutional Class shares of the AB Fund as compared to the expense ratio currently paid by the Class N shares of the Bridgeway Fund.
The Board of Directors of the Company unanimously recommends that the shareholders of the Bridgeway Fund vote in favor of the proposed Reorganization.
Detailed information about the proposal is contained in the enclosed materials. Whether or not you plan to attend the meeting in person, we need your vote. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card in the postage-prepaid envelope or you may submit your vote via telephone or the internet. If you have any questions regarding the proposal to be voted on, please do not hesitate to call our proxy solicitor, Boston Financial Data Services toll free at 1-855-648-2883.
Your vote is very important to us. Thank you for your response and for your continued investment in the Bridgeway Large-Cap Growth Fund.
Respectfully,

John Montgomery President Bridgeway Funds, Inc.

BRIDGEWAY FUNDS, INC.
 Bridgeway Large-Cap Growth Fund
20 Greenway Plaza, Suite 450
 Houston, Texas 77046
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 2, 2015
To the Shareholders of the Bridgeway Large-Cap Growth Fund:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Bridgeway Large-Cap Growth Fund (the “Bridgeway Fund”), a series of Bridgeway Funds, Inc., is to be held at 2:00 p.m. Central time on Wednesday, December 2, 2015, at 20 Greenway Plaza, Suite 450, Houston, Texas 77046.
The Special Meeting is being held to consider an Agreement and Plan of Reorganization and Termination (the “Plan”) providing for the transfer of all of the assets of the Bridgeway Fund to the American Beacon Bridgeway Large Cap Growth Fund (the “AB Fund”), a newly created series of American Beacon Funds. The transfer effectively would be (1) an exchange of your Class N shares of the Bridgeway Fund for Institutional Class shares of the AB Fund, which would be distributed pro rata by the Bridgeway Fund to the holders of its shares in complete liquidation of the Bridgeway Fund, and (2) the AB Fund’s assumption of all of the liabilities of the Bridgeway Fund, as follows:
Bridgeway Large-Cap Growth Fund	à	American Beacon Bridgeway Large Cap Growth Fund
Class N shares	à	Institutional Class shares

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.
Holders of record of the Class N shares of common stock in the Bridgeway Fund as of the close of business on September 22, 2015, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.
If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Any such adjournment would require the affirmative vote of the holders of a majority of the shares present in person or by proxy. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Bridgeway Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Wednesday, December 2, 2015, or any adjournment or postponement thereof. This Notice and the Combined Proxy Statement and Prospectus are available on the internet at http://www.bridgeway.com/resources/proxy450/. On this website, you will be able to access the Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Directors,
Deborah L. Hanna, Secretary
 [ ], 2015

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
We urge you to vote your shares. Your prompt vote may save the Bridgeway Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. Shareholders may cast their vote by telephone, by mail, by the internet and by automated touchtone as set forth below:

Phone:	To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Mail:	To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-paid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.

If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact Boston Financial Data Services, the Bridgeway Fund’s proxy solicitor, toll-free at 1-855-648-2883. If the Bridgeway Fund does not receive your voting instructions after our original mailing, you may be contacted by us or by Boston Financial Data Services, in either case, to remind you to vote.
If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting.

BRIDGEWAY FUNDS, INC.
 Bridgeway Large-Cap Growth Fund
20 Greenway Plaza, Suite 450
 Houston, Texas 77046
QUESTIONS AND ANSWERS
YOUR VOTE IS VERY IMPORTANT!
Dated: [ ], 2015
Question: What is this document and why did you send it to me?
Answer: The attached Combined Proxy Statement and Prospectus is a proxy statement for the Bridgeway Large-Cap Growth Fund (the “Bridgeway Fund”), a series of Bridgeway Funds, Inc. (the “Company”), and a prospectus for the Institutional Class shares of a newly created series of American Beacon Funds (the “AB Trust”), the American Beacon Bridgeway Large Cap Growth Fund (the “AB Fund”) (collectively, the “Proxy Statement”). The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Bridgeway Fund to approve the proposed reorganization of the Bridgeway Fund into the AB Fund (the “Reorganization”), as described in the Agreement and Plan of Reorganization and Termination between the Company and the AB Trust (the “Plan”), the form of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the Institutional Class shares of the AB Fund.
The Proxy Statement contains information that shareholders of the Bridgeway Fund should know before voting on the Reorganization. The Proxy Statement should be retained for future reference.
Question: What is the purpose of the Reorganization?
Answer: The primary purpose of the Reorganization is to move the Bridgeway Fund to the American Beacon Family of Funds. Reconstituting the Bridgeway Fund as a series of the AB Trust has the potential to (1) expand the Bridgeway Fund’s presence in more distribution channels, (2) increase its asset base, and (3) lower operating expenses as a percentage of assets. Bridgeway Capital Management, Inc. (“Bridgeway Capital”), the current advisor to the Bridgeway Fund, recommends that the Bridgeway Fund be reorganized as a series of the AB Trust.
Question: How will the Reorganization work?
Answer: In order to reconstitute the Bridgeway Fund as a series of the AB Trust, a substantially identical fund, referred to as the “AB Fund,” has been created as a new series of the AB Trust. If shareholders of the Bridgeway Fund approve the Plan, the Bridgeway Fund will transfer all of its assets to the AB Fund in return for shares of the AB Fund and the AB Fund’s assumption of the Bridgeway Fund’s liabilities. The Bridgeway Fund will then distribute the shares it receives from the AB Fund to shareholders. Existing shareholders of the Bridgeway Fund’s Class N shares will become shareholders of the AB Fund’s Institutional Class shares and, immediately after the Reorganization, each shareholder will hold Institutional Class shares of the AB Fund equal in number and value to the Bridgeway Fund’s Class N shares that the shareholder held immediately prior to the Reorganization. Subsequently, the Bridgeway Fund will be liquidated.
Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Bridgeway Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about December 4, 2015.

Question: How will the Reorganization affect me as a shareholder?
Answer: You will become a shareholder of the AB Fund. The shares of the AB Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Bridgeway Fund as of the closing date of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to the Bridgeway Fund and its shareholders.
The Reorganization will shift management oversight responsibility for the Bridgeway Fund from Bridgeway Capital to American Beacon Advisors, Inc. (the “Manager”). By engaging Bridgeway Capital, the current advisor to the Bridgeway Fund, as the sub-advisor to the AB Fund (the “Sub-Advisor”), the Manager will provide continuity of the portfolio management team, including the portfolio management team leader, John Montgomery, who has been responsible for the Bridgeway Fund’s performance record since its inception in 2003. The portfolio managers of the Sub-Advisor who are primarily responsible for the day-to-day portfolio management of the Bridgeway Fund will remain the same. The investment objective of the AB Fund will be identical, and the investment strategies of the AB Fund will be substantially identical, to those of the Bridgeway Fund. However, the AB Fund may make greater use of investments in money market funds and futures contracts to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs than the Bridgeway Fund. The AB Fund’s material investment limitations are substantially identical to those of the Bridgeway Fund; however, the investment limitations have been updated by the AB Fund to align with the limitations applicable to other funds in the American Beacon Family of Funds.
The Reorganization will affect certain other services currently provided to the Bridgeway Fund. Foreside Fund Services, LLC (“Foreside”), which currently serves as the distributor and principal underwriter of the Bridgeway Fund’s shares, also will serve as the distributor and principal underwriter for the AB Fund. Additionally, the Manager will engage Foreside to provide sub-administrative services in connection with the marketing and distribution of shares of the AB Fund. Currently, The Bank of New York Mellon (“BNYM”) serves as custodian to the Bridgeway Fund, BNY Mellon Investment Servicing (US) Inc. (“BNYM Investment Servicing”) provides fund administration, transfer agency and fund accounting services to the Bridgeway Fund, and Bridgeway Capital provides certain administrative services to the Bridgeway Fund. The AB Fund will engage State Street Bank and Trust Company (“State Street”) as custodian and accounting agent, Boston Financial Data Services, a State Street affiliate, as transfer agent, and the Manager will provide administration services for the AB Fund.
The Reorganization will move the assets of the Bridgeway Fund from the Company, which is a Maryland corporation, to the AB Fund, a series of the AB Trust, which is a Massachusetts business trust. As a result of the Reorganization, the AB Fund will operate under the supervision of the AB Trust’s Board of Trustees. Please refer to the section in the Proxy Statement entitled “Comparison of Forms of Organization and Shareholder Rights” for more information about the differences between the Company and the AB Trust.
Question: Who will manage the AB Fund?
Answer: The Manager will be responsible for overseeing the management of the AB Fund and the portfolio managers of the Sub-Advisor who are primarily responsible for the day-to-day portfolio management of the Bridgeway Fund will continue to manage the portfolio of the AB Fund. In addition to its overseeing the management of the AB Fund by the Sub-Advisor, the Manager may invest the portion of the AB Fund’s assets that the Sub-Advisor determines to be allocated to short-term investments.

The Manager is an experienced provider of investment advisory services to institutional and retail investors, with approximately $31.3 billion mutual fund and $61.6 billion overall assets under management as of June 30, 2015. Since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds. The Manager serves retail clients as well as defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors. There are currently 33 series of the AB Trust, including the AB Fund. The American Beacon Family of Funds advised by the Manager currently includes international and domestic equity portfolios spanning a variety of longer-range investment strategies through balanced portfolios, as well as short-term investment options such as bond funds and money market funds.
The Sub-Advisor is a Texas corporation. The Sub-Advisor was incorporated in 1993 and had approximately $5.2 billion of assets under management as of June 30, 2015.
Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of the Bridgeway Fund?
Answer: The Reorganization will not result in any increase in the advisory fees payable by the AB Fund over those advisory fees currently incurred by the Bridgeway Fund. The Bridgeway Fund assesses no front-end sales charge, contingent deferred sales charge, redemption fees or exchange fees on its Class N shares, and no such fees will be assessed by the AB Fund on its Institutional Class shares. Individual retirement accounts are charged an annual maintenance fee of $15.00 by the AB Fund’s custodian for the maintenance of either a traditional IRA or a Roth IRA. The Bridgeway Fund intends to charge a similar maintenance fee for the 2015 calendar year.
The Reorganization will not result in any material increase in the net expense ratio of the Institutional Class shares of the AB Fund during the first two years as compared to the expense ratio currently paid by the Class N shares of the Bridgeway Fund but is expected to result in an increase in the gross expense ratio of the Institutional Class shares of the AB Fund as compared to the expense ratio currently paid by the Class N shares of the Bridgeway Fund. The total annual fund operating expenses of the Class N shares of the Bridgeway Fund as of the fiscal year ended June 30, 2015 were 0.81% of its average daily net assets. The projected total annual fund operating expenses for the Institutional Class shares of the AB Fund, based on the same asset levels are 1.00% of the AB Fund’s average daily net assets before a contractual cap on expenses and 0.82% of its average daily net assets after fee waivers.
Bridgeway Capital contractually agreed to waive fees and/or pay Bridgeway Fund expenses, if necessary to ensure that the Fund’s net expenses do not exceed 0.84%. The Bridgeway Fund does not currently benefit from this expense cap because its operating expenses are below the expense cap. The Manager has contractually agreed to limit AB Fund Institutional Class share expenses through December 31, 2017, to the extent that total annual fund operating expenses of the Institutional Class shares exceed the annual rate of 0.81%, excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses. Whereas the expense cap for the Bridgeway Fund can only be changed by a shareholder vote, the expense cap for the AB Fund Institutional Class shares may be changed by approval of a majority of the AB Trust’s Board of Trustees. Therefore, the net expenses of the AB Fund’s Institutional Class shares could increase after December 31, 2017, and thereafter, if the Manager does not continue to reduce and/or reimburse expenses to maintain the Fund’s net expense ratio at less than 0.81%, excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses, for Institutional Class shares (unless the assets of the AB Fund increased enough to result in a sufficient decrease in the AB Fund’s gross expenses). After the initial term, the AB Trust Board of Trustees intends to consider the continuation of the expense cap on the Institutional Class shares on an annual basis.

Question: Will the Reorganization result in any taxes?
Answer: We expect that neither the Bridgeway Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Company and the AB Trust expect to receive a tax opinion confirming this position. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.
Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?
Answer: No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.
Question: Why do I need to vote?
Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.
Question: How does the Company’s Board of Directors recommend that I vote?
Answer: After careful consideration and upon recommendation of Bridgeway Capital, the Company’s Board of Directors unanimously recommends that shareholders vote “FOR” the Plan.
Question: Who is paying for expenses related to the Special Meeting and the Reorganization?
Answer: The Bridgeway Fund and Bridgeway Fund shareholders will not incur any expenses in connection with the Reorganization. The Manager and Bridgeway Capital each will bear 50% of all direct expenses relating to the Reorganization up to $200,000. Any direct expenses relating to the Reorganization in excess of $200,000 will be paid by the Manager. Expenses relating to the Reorganization are estimated to be approximately $[ ].
Question: What will happen if the Plan is not approved by shareholders?
Answer: If shareholders of the Bridgeway Fund do not approve the Plan, the Bridgeway Fund will not be reorganized into the AB Fund and the Company’s Board of Directors will meet to consider other alternatives.
Question: How do I vote my shares?
Answer: You can vote your shares by telephone, by mail, by the internet and by automated touchtone as set forth below:

Phone:	To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Mail:	To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-paid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.

Question: Who do I call if I have questions?
Answer: If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact Boston Financial Data Services, the Bridgeway Fund’s proxy solicitor, toll-free at 1-855-648-2883.

COMBINED PROXY STATEMENT AND PROSPECTUS
[ ], 2015
For the Reorganization of
Bridgeway Large-Cap Growth Fund
a series of Bridgeway Funds, Inc.
20 Greenway Plaza, Suite 450
Houston, Texas 77046
(800) 661-3550
Into
American Beacon Bridgeway Large Cap Growth Fund,
a series of American Beacon Funds
220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(800) 658-5811
_________________________________________
This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Bridgeway Funds, Inc. (the “Company”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Bridgeway Large-Cap Growth Fund, a series of the Company (the “Bridgeway Fund”), managed by Bridgeway Capital Management, Inc. (“Bridgeway Capital”), at the principal executive offices of the Company located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046 on Wednesday, December 2, 2015, at 2:00 p.m. Central time. At the Special Meeting, shareholders of the Bridgeway Fund will be asked:
1.  To approve the Agreement and Plan of Reorganization and Termination (the “Plan”) adopted by the Company’s Board of Directors, which provides for the reorganization of the Bridgeway Fund into the American Beacon Bridgeway Large Cap Growth Fund (the “AB Fund”), a newly created series of American Beacon Funds (the “AB Trust”).
The Plan provides for the transfer of all of the assets of the Bridgeway Fund to the AB Fund in exchange for:
(a) Institutional Class shares of the AB Fund equal in number and value to the Bridgeway Fund’s Class N shares, which will be distributed pro rata by the Bridgeway Fund to the holders of its shares in complete liquidation of the Bridgeway Fund as follows:
Bridgeway Large-Cap Growth Fund	à	American Beacon Bridgeway Large Cap Growth Fund
Class N shares	à	Institutional Class shares

and
(b) the AB Fund’s assumption of all of the liabilities of the Bridgeway Fund (collectively, the “Reorganization”); and

2.  To transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
The Bridgeway Fund is a series of the Company, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Maryland corporation. The AB Fund is a newly created series of the AB Trust, an open-end management investment company registered with the SEC and organized as a Massachusetts business trust.
This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information relating to the AB Fund and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated [ ], 2015, which is incorporated by reference into this Proxy Statement. Additional information about the AB Fund has been filed with the SEC and is available upon request and without charge by writing to the AB Fund or by calling 1-800-658-5811. The Bridgeway Fund expects that this Proxy Statement will be mailed to shareholders on or about [ ], 2015.
The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement, which means that these documents are considered legally to be part of this Proxy Statement:
•	Statement of Additional Information to this Proxy Statement, dated [ ], 2015;
•	Prospectus and Statement of Additional Information of the Company with respect to the Bridgeway Fund, each dated October 31, 2014, as supplemented (File Nos. 033-72416 and 811-08200); and
•	Annual Report to Shareholders of the Company with respect to the Bridgeway Fund for the fiscal year ended June 30, 2015.
A copy of the Statement of Additional Information to this Proxy Statement is available upon request and without charge by writing to the AB Trust or by calling (toll-free) at 1-800-658-5811. Copies of the other documents are available upon request and without charge by writing to the Company, through the internet at www.bridgeway.com, or by calling (toll-free) at 1-800-661-3550.
Because the AB Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the AB Fund at this time.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. An investment in the AB Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS
I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION			1

	A.	OVERVIEW		1

	B.	REASONS FOR THE REORGANIZATION		1

	C.	BOARD CONSIDERATIONS		3

	D.	COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS		6

	E.	COMPARISON OF PRINCIPAL RISKS		10

	F.	COMPARISON OF THE FUNDS’ INVESTMENT RESTRICTIONS AND LIMITATIONS		14

	G.	COMPARISON OF FEES AND EXPENSES		21

	H.	PERFORMANCE INFORMATION		22

	I.	COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES		23

	J.	KEY INFORMATION ABOUT THE PROPOSAL		25

		1.	SUMMARY OF THE PROPOSED REORGANIZATION	25

		2.	DESCRIPTION OF THE AB FUND’S INSTITUTIONAL CLASS SHARES	26

		3.	FEDERAL INCOME TAX CONSEQUENCES	26

		4.	COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS	28

		5.	CAPITALIZATION	29

	K.	ADDITIONAL INFORMATION ABOUT THE AB FUND		30

		1.	MANAGER AND SUB-ADVISOR	30

		2.	OTHER SERVICE PROVIDERS	32

		3.	TAX CONSIDERATIONS	32

		4.	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	32

II.	VOTING INFORMATION			32

	A.	RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED		32

	B.	HOW TO VOTE		33

	C.	PROXIES		33

	D.	QUORUM AND ADJOURNMENTS		34

	E.	EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”		34

	F.	SOLICITATION OF PROXIES		34

III.	OTHER INFORMATION			36

	A.	OTHER BUSINESS		36

	B.	NEXT MEETING OF SHAREHOLDERS		36

	C.	LEGAL MATTERS		36

	D.	INFORMATION FILED WITH THE SEC		36

APPENDIX A AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION	A-1

APPENDIX B OWNERSHIP OF SHARES OF THE BRIDGEWAY FUND	B-1

APPENDIX C VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE AB FUND	C-1

APPENDIX D FINANCIAL HIGHLIGHTS OF THE BRIDGEWAY FUND	D-1

I. PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

A.            OVERVIEW

The Board, including all the Directors who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company, proposes that the Bridgeway Fund reorganize into the AB Fund and that each Bridgeway Fund shareholder become a shareholder of the AB Fund, pursuant to the Plan, the form of which is attached to this Proxy Statement as Appendix A. The Board considered the Reorganization at a regularly scheduled meeting held on August 27, 2015. The Board believes that the Reorganization is in the best interests of the Bridgeway Fund and its shareholders.
In order to reorganize the Bridgeway Fund into a series of the AB Trust, a substantially identical fund, referred to as the “AB Fund,” has been created as a new series of the AB Trust. If the shareholders of the Bridgeway Fund approve the Plan, the Reorganization will have three primary steps:
*  First, the Bridgeway Fund will transfer all of its assets to the AB Fund in exchange solely for Institutional Class shares of the AB Fund and the AB Fund’s assumption of all of the Bridgeway Fund’s liabilities;
*  Second, each holder of Bridgeway Fund Class N shares will receive a pro rata distribution of the AB Fund’s Institutional Class shares; and
*  Third, the Bridgeway Fund will be liquidated.
Approval of the Plan will constitute approval of the transfer of the Bridgeway Fund’s assets, the assumption of its liabilities, the distribution of the AB Fund’s Institutional Class shares, and liquidation of the Bridgeway Fund. The Institutional Class shares issued in connection with the Reorganization will have an aggregate net asset value (“NAV”) equal to the value of the assets that the Bridgeway Fund transferred to the AB Fund, less the Bridgeway Fund’s liabilities that the AB Fund assumes. Existing shareholders of the Bridgeway Fund’s Class N shares will become shareholders of the AB Fund’s Institutional Class shares and, immediately after the Reorganization, each shareholder will hold Institutional Class shares of the AB Fund equal in number and value to the Bridgeway Fund’s Class N shares that the shareholder held immediately prior to the Reorganization. No sales charge or fee of any kind will be charged to the Bridgeway Fund’s shareholders in connection with the Reorganization.
The Company believes that the Reorganization will constitute a tax-free transaction for federal income tax purposes. Therefore, shareholders should not recognize any gain or loss on their Bridgeway Fund shares for federal income tax purposes as a direct result of the Reorganization. The Company and the AB Trust will receive an opinion from tax counsel to the AB Trust confirming such tax treatment.
B.            REASONS FOR THE REORGANIZATION
The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with Bridgeway Fund to the American Beacon Family of Funds. Reconstituting the Bridgeway Fund as a series of the AB Trust has the potential to expand the distribution network and increase the Bridgeway Fund’s assets, as the AB Trust has access to greater resources and distribution channels than does the Company.
The Reorganization will shift management oversight responsibility for the Bridgeway Fund from Bridgeway Capital to American Beacon Advisors, Inc. (the “Manager”). By engaging Bridgeway
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Capital, the current advisor to the Bridgeway Fund, as the sub-advisor to the AB Fund (the “Sub-Advisor”), the Manager will provide continuity of the portfolio management team, including the portfolio management team leader, John Montgomery, who has been responsible for the Bridgeway Fund’s performance record since its inception in 2003. However, the Manager will direct the investment of the portion of the Fund’s assets that Bridgeway Capital determines should be allocated to short-term investments. The portfolio managers of the Sub-Advisor who are primarily responsible for the day-to-day portfolio management of the Bridgeway Fund will remain the same. The investment objective of the AB Fund will be identical, and the investment strategies of the AB Fund will be substantially identical, to those of the Bridgeway Fund. However, the AB Fund may make greater use of investments in money market funds and futures contracts to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs than the Bridgeway Fund. The AB Fund’s material investment limitations are substantially identical to those of the Bridgeway Fund; however, the investment limitations have been updated by the AB Fund to align with the limitations applicable to other funds in the American Beacon Family of Funds.
The Reorganization will affect certain other services currently provided to the Bridgeway Fund. Foreside Fund Services, LLC (“Foreside”), which currently serves as the distributor and principal underwriter of the Bridgeway Fund’s shares, also will serve as the distributor and principal underwriter for the AB Fund. Additionally, the Manager will engage Foreside to provide sub-administrative services in connection with the marketing and distribution of shares of the AB Fund. Currently, The Bank of New York Mellon (“BNYM”) serves as custodian to the Bridgeway Fund, BNY Mellon Investment Servicing (US) Inc. (“BNYM Investment Servicing”) provides fund administration, transfer agency and fund accounting services to the Bridgeway Fund, and Bridgeway provides certain administrative services to the Bridgeway Fund. The AB Fund will engage State Street Bank and Trust Company (“State Street”) as custodian and accounting agent, Boston Financial Data Services, a State Street affiliate, as transfer agent, and the Manager will provide administration services for the AB Fund.
The Reorganization will not result in any increase in the advisory fees payable by the AB Fund over those advisory fees currently incurred by the Bridgeway Fund. There is one primary difference between the advisory fee structure of the AB Fund and the Bridgeway Fund. The AB Fund’s management fee (0.05%) and sub-advisory fee (0.40% on the first $250 million, 0.35% on the next $250 million and 0.30% on assets over $500 million) are based on annual rates as a percentage of the average daily net assets of the AB Fund. However, the Bridgeway Fund’s advisory fee is comprised of a base fee of 0.50% applied to average annual net assets and a performance fee adjustment of plus or minus 0.05% that depends on performance relative to a market index over the last five years that is applied to average net assets over that performance period. The Bridgeway Fund assesses no front-end sales charge, contingent deferred sales charge, redemption fees or exchange fees on its Class N shares, and no such fees will be assessed by the AB Fund on its Institutional Class shares. Individual retirement accounts are charged an annual maintenance fee of $15.00 by the AB Fund’s custodian for the maintenance of either a traditional IRA or a Roth IRA. The Bridgeway Fund intends to charge a similar maintenance fee for the 2015 calendar year.
The Reorganization will not result in any material increase in the net expense ratio of Institutional Class shares of the AB Fund during the first two years compared to the expense ratio currently paid by the Class N shares of the Bridgeway Fund but is expected to result in an increase in the gross expense ratio of Institutional Class shares of the AB Fund as compared to the expense ratio currently paid by the Class N shares of the Bridgeway Fund. The total annual fund operating expenses of the Class N shares of the Bridgeway Fund as of the fiscal year ended June 30, 2015 were 0.81% of its average daily net assets. The projected total annual fund operating expenses for the Institutional Class shares of the AB Fund, based on the same asset levels, are 1.00% of the AB Fund’s average daily net assets before a contractual cap on expenses and 0.82% of its average daily net assets after fee waivers.
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Bridgeway Capital contractually agreed to waive fees and/or pay Bridgeway Fund expenses, if necessary to ensure that the Fund’s net expenses do not exceed 0.84%. The Bridgeway Fund does not currently benefit from this expense cap because its operating expenses are below the expense cap. The Manager has contractually agreed to limit AB Fund Institutional Class share expenses through December 31, 2017, to the extent that total annual fund operating expenses of the Institutional Class shares exceed the annual rate of 0.81%, excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses. Whereas the expense cap for the Bridgeway Fund can only be changed by a shareholder vote, the expense cap for the AB Fund Institutional Class shares may be changed by approval of a majority of the AB Trust’s Board. Therefore, the net expenses of the AB Fund’s Institutional Class shares could increase after December 31, 2017, and thereafter, if the Manager does not continue to reduce and/or reimburse expenses to maintain the Fund’s net expense ratio at less than 0.81%, excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses, for Institutional Class shares (unless the assets of the AB Fund increased enough to result in a sufficient decrease in the AB Fund’s gross expenses). After the initial term, the AB Trust Board intends to consider the continuation of the expense cap on the Institutional Class shares on an annual basis.
C.            BOARD CONSIDERATIONS

Bridgeway Capital proposed, and the Board considered (with the advice and assistance of independent legal counsel), the Reorganization at an in-person meeting held on August 27, 2015. Based upon the recommendation of Bridgeway Capital, the Board’s evaluation of the relevant information prepared by Bridgeway Capital and presented to the Board in advance of the meeting, and in light of its fiduciary duties under federal and state law, the Board, including all of the directors who are not “interested persons” of the Company under the 1940 Act, determined that the Reorganization is in the best interests of the Bridgeway Fund and its shareholders and that the interests of existing Bridgeway Fund shareholders will not be diluted as a result of the Reorganization.
In approving the Reorganization as proposed by Bridgeway Capital, the Board recognized that Bridgeway Capital considered various alternatives to reorganization options for the Bridgeway Fund that were identified by Bridgeway Capital. The Board noted that the Bridgeway Fund assets have not achieved economies of scale despite significant sales efforts by Bridgeway Capital. The Board noted further Bridgeway Capital’s belief that, as a result, the Bridgeway Fund may not be able to achieve economies of scale unless it can be combined with another fund. The Board considered the terms of the Reorganization and determined that the Reorganization would provide shareholders with the options of (1) transferring their investment to a substantially identical fund on a tax-free basis in the Reorganization or (2) redeeming their investment in the Bridgeway Fund, which might have tax consequences for them. The Board noted that liquidating and terminating the Bridgeway Fund would provide shareholders with only one option that might have adverse tax consequences for them. The Board also took into consideration its positive experience with the reorganization of another series of the Company a few years earlier with, at the time, a newly created series of the AB Trust that was also managed by the Manager. The Board noted that the terms of this Reorganization were similar in most respects to the prior reorganization. The Board also met in person with the President and Chief Executive Officer of the Manager at a previous Board meeting to have preliminary discussions regarding the proposed Reorganization.
The Board considered the following additional matters, among others, in approving the Reorganization:
The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan, and, in particular, that the transfer of the assets of the Bridgeway Fund will be in exchange for
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Institutional Class shares of the AB Fund and the AB Fund’s assumption of all liabilities of the Bridgeway Fund. The Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization. In addition, the Board noted that pursuant to the Plan, each Bridgeway Fund shareholder’s account will be credited with the number of full and fractional AB Fund Shares equal to the number of full and fractional Bridgeway Fund shares that each shareholder holds immediately prior to the Reorganization and that the aggregate net asset value of AB Fund shares to be credited to each Bridgeway Fund shareholder’s account will equal the aggregate net asset value of the Bridgeway Fund shares that each shareholder holds immediately prior to the Reorganization. As a result, the Board noted that the interests of Bridgeway Fund shareholders would not be diluted as a result of the Reorganization. The Board also noted that the Reorganization would be submitted to the Bridgeway Fund’s shareholders for approval.
Substantially Identical Investment Objectives, Policies and Limitations and Continuity of Sub-Advisor. The Board considered that the investment objective of the AB Fund will be identical, and the investment strategies of the AB Fund will be substantially identical, to those of the Bridgeway Fund. The Board noted that the investment limitations of the AB Fund are slightly different than those of the Bridgeway Fund in order for the AB Fund to conform its limitations to those applicable to other funds in the American Beacon Family of Funds. In particular, the Board considered that the substantially identical investment strategy, together with the fact that Bridgeway Capital would serve as Sub-Advisor to the AB Fund would provide continuation of portfolio management expertise to the shareholders of the Bridgeway Fund.
Expenses Relating to Reorganization. The Board also considered that the Bridgeway Fund and Bridgeway Fund shareholders will not incur any expenses in connection with the Reorganization. The Board considered that the Manager and Bridgeway Capital each will bear 50% of all Reorganization Expenses (as defined in the Plan) up to $200,000, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials, and that the Manager will bear any Reorganization Expenses in excess of $200,000.
Consideration Paid to Bridgeway Capital. The Board considered that the Manager had agreed to pay Bridgeway Capital a fee, which is contemplated to be paid in three annual installments commencing with the closing of the Reorganization, based on the assets of the Bridgeway Fund as of the date of the asset purchase agreement or other applicable agreement between the Manager and Bridgeway Capital. The Board noted that this fee is payable by the Manager and not by either the Bridgeway Fund or AB Fund.
Relative Expense Ratios and Continuation of Limitation on Expenses. The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the “Comparison of Fees and Expenses” section below), which indicated that, except for estimated acquired fund fees and expenses of 0.01%, the net total annual operating expense ratio for the Institutional Class shares of the AB Fund for the first two years would be equal to the total annual operating expense ratio of the Class N shares of the Bridgeway Fund, the only class of shares outstanding for the Bridgeway Fund. The Board considered the fact that the Manager would contractually agree to waive through at least December 31, 2017 the advisory fee payable by the AB Fund and/or reimburse expenses of the AB Fund so that the total annual operating expense ratio of Institutional Class shares of the AB Fund would not exceed 0.81%, excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses, which equals the total annual operating expenses of the Class N shares of the Bridgeway Fund as of June 30, 2015. The Board considered that, as a result, net of acquired fund fees and expenses, the total expense ratio of the AB Fund was expected to be the same as the total expense ratio in effect for the Bridgeway Fund prior to the Reorganization for a period of two years. The Board also considered the
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exclusions from the expense limitation arrangement applicable to the AB Fund as compared to the Bridgeway Fund. The Board also considered that whereas the expense cap for the Class N shares of the Bridgeway Fund can only be changed by a shareholder vote, the expense cap for the Institutional Class shares of the AB Fund may be changed by approval of a majority of the AB Trust Board; however, the Board noted that the Manager had agreed to a contractual two-year expense cap as described above. The Board noted that, after the initial term of two years, the AB Trust Board intends to consider the continuation of the expense cap on the Institutional Class shares on an annual basis.
Economies of Scale. The Board considered the potential of the AB Fund to experience economies of scale as a result of its being a series of the AB Trust (which has over 30 series and $30.2 billion in assets as of June 30, 2015) because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, would be spread over a larger fund complex. The Board concluded that the structure may benefit shareholders as the AB Fund grows. The Board also noted that the sub-advisory fees payable to the Sub-Advisor include breakpoints to reduce the fee as assets grow.
Distribution and Service Fees. The Board considered the fund distribution capabilities of the Manager and its affiliates and their commitment to distribute the shares of the AB Fund. The Board further considered that like the Class N shares of the Bridgeway Fund, the Institutional Class shares of the AB Fund will not pay a distribution fee.
The Experience and Expertise of the Manager and Sub-Advisor. The Board considered the following information that was provided to it regarding the Manager: (1) the Manager is an experienced provider of investment advisory services to institutional and retail markets, with approximately $31.3 billion in mutual fund and $61.6 billion in overall assets under management as of June 30, 2015; (2) since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds; and (3) the Manager serves retail clients as well as defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors. The Board also considered that there are currently over 30 series of the AB Trust.
The Board considered that Bridgeway Capital, the current advisor to the Bridgeway Fund, would provide sub-advisory services to the AB Fund. The Board noted that the Sub-Advisor’s principals have significant investment experience related to the investment management of the Bridgeway Fund and the accounts of institutions, high net worth individuals, pension and profit sharing plans, corporations, trusts, estates, charitable/non-profit organizations, collective investment trusts, and government entities.
Tax Consequences. The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences.
Other Alternatives. The Board considered several alternatives to the Reorganization that were identified by Bridgeway Capital. After considering the merits and viability of these other alternatives, the Board agreed with Bridgeway Capital’s assessment that the possible alternatives were less desirable than the Reorganization.
Based on the information presented to the Board by Bridgeway Capital, the Board determined that the Reorganization as proposed by Bridgeway Capital is the best alternative for the Bridgeway Fund at this time and is in the best interests of the Bridgeway Fund and its shareholders. The Board approved the Reorganization, subject to approval by shareholders of the Bridgeway Fund and the solicitation of the shareholders of the Bridgeway Fund to vote “FOR” the approval of the Plan, the form of which is attached to this Proxy Statement in Appendix A.

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D.            COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS
The Bridgeway Fund and the AB Fund (each sometimes referred to herein as a “Fund”) have identical investment objectives and substantially identical strategies, which are presented in the table below. However, the AB Fund may make greater use of investments in money market funds and futures contracts to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs than the Bridgeway Fund.
The AB Fund has been created as a shell series of the AB Trust solely for the purpose of acquiring the Bridgeway Fund’s assets and continuing its business, and will not conduct any investment operations until after the closing of the Reorganization. The Manager has reviewed the Bridgeway Fund’s current portfolio holdings and determined that those holdings are compatible with the AB Fund’s investment objectives and policies. As a result, the Manager believes that, if the Reorganization is approved, all or substantially all of the Bridgeway Fund’s assets will be transferred to and held by the AB Fund.
Bridgeway Fund	AB Fund
Investment Objective
The Bridgeway Fund seeks to provide long-term total return on capital, primarily through capital appreciation.

The Bridgeway Fund’s investment objective is a non-fundamental policy that may be changed by the Board without shareholder approval upon at least 60 days prior notice to shareholders.

The AB Fund will have the same investment objective. The AB Fund’s investment objective will also be a non-fundamental policy that may be changed in the same manner.
Principal Investment Strategies
The Bridgeway Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, NYSE MKT, and NASDAQ. Under normal circumstances, the Bridgeway Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the large-cap growth category at the time of purchase.

For purposes of the Bridgeway Fund’s investments, “large-cap stocks” are those whose market capitalization (stock market worth) falls within the range of the Russell 1000® Index, an unmanaged, market value weighted index, which measures performance of approximately 1,000 of the largest companies in the market with dividends reinvested. The Russell 1000 Index is reconstituted from time to time. The market capitalization range for the Russell 1000 Index was $1.5 billion to $722.5 billion as of June 30, 2015.

The AB Fund invests in a diversified portfolio of stocks of large capitalization companies that are listed on the New York Stock Exchange, NYSE MKT, and NASDAQ. Under normal circumstances, the AB Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks from among those in the large cap growth category at the time of purchase.

For purposes of the AB Fund’s investments, “large cap stocks” are stocks of companies whose market capitalizations fall within the range of the Russell 1000® Index at the time of investment. The Russell 1000 Index is an unmanaged, market value weighted index, which measures the performance of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000 Index is reconstituted from time to time. The market capitalization range for the Russell 1000 Index was $1.5 billion to $722.5 billion as of June 30, 2015.

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Growth stocks are those Bridgeway Capital believes have above average prospects for economic growth. Generally, these are stocks represented in the Russell 1000® Growth Index, plus large stocks with similar “growth” characteristics. The Russell 1000 Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Bridgeway Capital selects stocks within the large-cap growth category for the Bridgeway Fund using a statistically driven approach. Bridgeway Capital will not necessarily sell a stock if it “migrates” to a different category after purchase. As a result, due to such “migration” or other market movements, the Bridgeway Fund may have less than 80% of its assets in large-cap stocks at any point in time. Based on statistically driven rules, securities are sold when the reasons for selecting the stock are no longer valid or when necessary to maintain the risk profile of the overall Bridgeway Fund.

Although the Bridgeway Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark, the Fund may have significant positions in particular sectors.

While the Bridgeway Fund is managed for long-term total return on capital, Bridgeway Capital seeks to minimize capital gains distributions as part of a tax management strategy. For example, Bridgeway Capital tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Bridgeway Fund sells a stock at a higher price than the purchase price. A capital loss occurs when the Bridgeway Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

“Growth stocks” are those Bridgeway Capital believes have above average prospects for economic growth. Generally, these are stocks represented in the Russell 1000® Growth Index, but may also include stocks of other companies with similar “growth” characteristics whose market capitalizations are within the range of the Russell 1000 Index. The Russell 1000 Growth Index is comprised of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The AB Fund’s investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, real estate investment trusts (“REITs”), depositary receipts and dollar denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”).

Bridgeway Capital selects stocks within the large cap growth category using a statistically driven approach. Bridgeway Capital will not necessarily sell a stock if it “migrates” outside the market capitalization range of the Russell 1000 Index after purchase. As a result, due to such “migration” or other market movements, the AB Fund may have less than 80% of its assets in large cap stocks at any point in time. Based on statistically driven rules, securities are sold when the reasons for selecting the stock are no longer valid or when necessary to maintain the risk profile of the overall AB Fund.

Although the AB Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning to reflect its benchmark index, the AB Fund may have significant positions in particular sectors.

While the AB Fund is managed for long-term total return on capital, Bridgeway Capital seeks to minimize capital gains distributions as part of a tax management strategy. For example, Bridgeway Capital tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the AB Fund sells a stock at a higher price than the purchase price. A capital loss occurs when the AB Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

The AB Fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

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Temporary Defensive Strategy
It is expected that short-term money market securities would normally represent less than 10% of the Bridgeway Fund’s total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Bridgeway Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

The AB Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, the AB Fund may not achieve its investment objective.

Temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as “cash equivalents”); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or a sub-advisor.

Cash Management Investments
The Bridgeway Fund generally will be fully invested in accordance with its objective and strategies. However, the Fund may invest without limit in cash or money market cash equivalents pending investment of cash balances or in anticipation of possible redemptions. The use of temporary investments therefore is not a principal strategy as it prevents the Bridgeway Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

The AB Fund may invest cash balances in money market funds that are registered as investment companies under the 1940 Act, including money market funds that are advised by the Manager or a sub-advisor. If the AB Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which the AB Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund’s yield will be lower than the return that the AB Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, the AB Fund also may purchase and sell futures contracts on a daily basis. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, the AB Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because the AB Fund will have market exposure simultaneously in both the invested securities and futures contracts, the AB Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in the AB Fund. The AB Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the AB Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

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Investment Advisor
Bridgeway Capital Management, Inc.	American Beacon Advisors, Inc.
Investment Sub-Advisor
None	Bridgeway Capital Management, Inc.
Portfolio Managers
John Montgomery is the Chief Investment Officer of Bridgeway Capital and Portfolio Manager for the Bridgeway Fund and the other series of the Company and is chairman, director and majority shareholder of Bridgeway Capital, which he founded in 1993. Mr. Montgomery holds a BS in Engineering and a BA in Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.

Elena Khoziaeva, CFA, is a Portfolio Manager and began working at Bridgeway Capital in 1998. Her responsibilities include portfolio management, investment research, and statistical modeling. Elena earned a Bachelor of Economic Sciences degree from Belarussian State Economic University in Minsk and graduated with highest honors from the University of Houston with an MBA in accounting.

Michael Whipple, CFA, FRM, is a Portfolio Manager and began working at Bridgeway Capital in 2002. His responsibilities include portfolio management, investment research, and statistical modeling. He holds a BS in Accountancy and Finance from Miami University in Ohio. Michael worked in public accounting with a focus in auditing from 1993 to 2000 before attending the University of Chicago Booth School of Business from 2000 to 2002, where he earned his MBA.
Same.

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E.            COMPARISON OF PRINCIPAL RISKS
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by its investment objectives, principal investment strategies and particular risk factors. The principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s NAV. There is no guarantee that a Fund will achieve its investment objectives or that it will not lose principal value.
The main risks of investing in the Funds are similar, as their investment objectives are identical and the investment strategies of the Funds are substantially identical. However, the AB Fund has included certain additional risk disclosures and eliminated or revised other risk disclosures in its registration statement to clarify for shareholders the principal risks of investing in the AB Fund. The additional risks included in the AB Fund prospectus include the risks associated with equity investments, foreign investing, investment risk, issuer risk, model and data risk, and securities selection risk. The AB Fund prospectus also discloses the risks associated with investments in investment companies, including money market funds, and futures contracts to gain market exposure on cash balances. While the AB Fund prospectus does not disclose inflation risk, it discloses the risks associated with shareholder redemptions, which generally incorporates the capital gains risk disclosure included in the Bridgeway Fund prospectus. These risks are set forth below, as described in the AB Fund’s prospectus:
Allocation Risk
The Sub-Advisor’s judgements about, and allocations between, asset classes and market exposures may adversely affect the AB Fund’s performance. This risk can be increased by the use of futures contracts to
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increase allocations to various market exposures because futures contracts can create investment leverage, which will magnify the impact to the AB Fund of its investment in any underperforming market exposure.
Equity Investments Risk
Equity securities are subject to market risk. The AB Fund’s investments in equity securities may include equity securities such as common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the AB Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.
Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. To the extent the AB Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.
Futures Contracts Risk
Futures contracts are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The AB Fund may use futures contracts for hedging to increase the exposure of its cash to the market value of its securities portfolio, and to create leverage. Futures contracts can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. Gains or losses in the value of these instruments may be magnified and be much greater than their original cost (generally the initial margin deposit). Futures contracts require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so.
Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which will increase the volatility of the AB Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There may not be a liquid secondary market for the futures contract.
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Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in an out favor, depending on market conditions and investor sentiment. The AB Fund’s growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.
Investment Risk
An investment in the AB Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The AB Fund should not be relied upon as a complete investment program. The share price of the AB Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the AB Fund.
Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall.
Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion. Some of the companies in the market capitalization range of the Russell 1000 Index may have similar characteristics as medium capitalization companies. Investing in the securities of these companies involves greater risk and the possibility of greater price volatility than investing in more established, larger capitalization companies. These companies also may have more limited operating histories, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and can be sensitive to expected changes in interest rates, borrowing costs and earnings.
Market Risk
Markets may at times be volatile and the value of the AB Fund’s stock holdings may decline in price, sometimes significantly and/or rapidly, because of changes in prices of its holdings or a broad stock market decline. The value of a security may decline due to adverse issuer-specific conditions or general market conditions which are not specifically related to a particular company, such as real or perceived political, regulatory, market economic, or other developments, and developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest or currency rates, public perceptions concerning these developments or adverse investment sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology
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malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the AB Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in stock prices could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations. Turbulence in financial markets and reduced liquidity in credit, fixed-income, and equity markets may negatively affect many issuers worldwide which could adversely affect the AB Fund.

Model and Data Risk
Models and data are used to screen potential investments for the AB Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the AB Fund to potential risks. Securities selected using models or data can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect value. Some of the models used by the Sub-Advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Other Investment Companies Risk
The AB Fund may invest in shares of other registered investment companies. To the extent that the AB Fund invests in shares of other registered investment companies, the AB Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by the underlying funds in addition to the AB Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. The AB Fund must rely on the underlying fund to achieve its investment objective. If the underlying fund fails to achieve its investment objective, the value of the AB Fund’s investment will decline, adversely affecting the AB Fund’s performance.
Redemption Risk
The AB Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create capital gains, which could cause the AB Fund to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the AB Fund, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the AB Fund’s performance.
Sector Risk
Companies that are invested in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the AB Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
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Securities Selection Risk
Securities selected by the Sub-Advisor or the Manager for the AB Fund may not perform to expectations. The portfolio managers’ judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. This could result in the AB Fund’s underperformance compared to other funds with similar investment objectives.
F.            COMPARISON OF THE FUNDS’ INVESTMENT RESTRICTIONS AND LIMITATIONS

The material investment restrictions and limitations of the Funds are substantially identical, except that the investment limitations of the AB Fund differ from those of the Bridgeway Fund to the extent necessary to harmonize them with the investment limitations of other funds in the American Beacon Family of Funds.
Except as required by the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”), if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of Fund shares will not be considered a violation of the limitation.
A fundamental limitation cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the Board of Trustees/Directors without shareholder approval.
All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by the Board of Trustees/Directors without affirmative shareholder approval as described above. The AB Fund has sought to harmonize the fundamental investment limitations of the Bridgeway Fund with those of the other funds in the American Beacon Family of Funds. Although the wording appears different, the material fundamental investment limitations of the Bridgeway Fund and the AB Fund are substantially identical. Notwithstanding any other limitation on investments in other investment companies, however, the AB Fund, unlike the Bridgeway Fund, is expressly permitted to operate as a feeder fund in a master-feeder investment structure (although it does not currently intend to do so). The investment limitations for the Bridgeway Fund may be found in the Bridgeway Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Proxy Statement. The investment limitations for the AB Fund may be found in the SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement.
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Fundamental Investment Policies
Policy	Bridgeway Fund	AB Fund	Differences
Diversification
As to 75% of the value of its total assets, the Bridgeway Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The AB Fund may not invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the AB Fund’s total assets.
No material difference.
Industry Concentration
The Bridgeway Fund may not invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry. For purposes of this calculation, Standard Industrial Classification (SIC) Codes are used to determine into which industry a company falls.

The AB Fund may not invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to : (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.

The Bridgeway Fund notes that for purposes of its calculation, Standard Industrial Classification (SIC) Codes are used to determine into which industry a company falls.
The AB Fund provides that: (i) the limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities. For purposes of this restriction, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to AB Fund investments will be informed by applicable law. In addition, a large economic or market sector shall not be construed as a single industry or group of industries for purposes of the AB Fund.

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Fundamental Investment Policies
Policy	Bridgeway Fund	AB Fund	Differences
Senior Securities	The Bridgeway Fund may not issue senior securities.	The AB Fund may not issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.	The AB Fund may issue senior securities as permitted by the 1940 Act or a rule, order or interpretation issued by the SEC or its staff.
Borrowing
The Bridgeway Fund may borrow, on a secured or unsecured basis from banks, up to 5% of its total assets for temporary or emergency purposes. In addition, The Fund may borrow from banks up to 50% of net assets for the purpose of selling a security short “against the box” on a temporary basis to avoid capital gains distributions.

The AB Fund may not borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

The Bridgeway Fund may borrow, on a secured or unsecured basis from banks, up to 5% of its total assets for temporary or emergency purposes. In addition, the Fund may borrow from banks up to 50% of net assets for the purpose of selling a security short “against the box” on a temporary basis to avoid capital gains distributions.
The AB Fund may borrow money as permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff. The AB Fund specifically does not consider the purchase or sale of certain financial instruments to constitute borrowing.

Underwriting	The Bridgeway Fund may not act as an underwriter of securities of other issuers.
The AB Fund may not engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the AB Fund may be deemed an underwriter under federal securities law.
No material difference.
Real Estate
The Bridgeway Fund may not buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate.)

The AB Fund may not purchase or sell real estate or real estate limited partnership interests, provided, however, that the AB Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the AB Fund’s prospectus.
No material difference.

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Fundamental Investment Policies
Policy	Bridgeway Fund	AB Fund	Differences
Commodities
The Bridgeway Fund may not invest in any commodity options or futures. The Fund may not invest in options or futures on individual commodities if the aggregate initial margins and premiums required for establishing such positions exceed 2% of net assets.

The AB Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

The Bridgeway Fund may not invest in commodity options and futures, and is limited with respect to investments in options and futures on individual commodities.
The AB Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments.

Loans
The Bridgeway Fund may not make loans (except for purchases of publicly traded debt securities consistent with the Fund’s investment policies and pursuant to cash borrowing and lending agreements between and among affiliated funds whose shareholders have authorized such agreements); however, the Fund may lend its securities to others on a fully collateralized basis as permitted by the Securities and Exchange Commission.

The AB Fund may not lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.
No material difference.

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Fundamental Investment Policies
Policy	Bridgeway Fund	AB Fund	Differences
Margin	The Bridgeway Fund may not purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.	The AB Fund has a non-fundamental policy regarding purchasing securities on margin.
The AB Fund does not have a fundamental policy regarding margin but does have a non-fundamental policy, which states that the AB Fund may not purchase securities on margin except that (i) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (ii) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

Short Sales	The Bridgeway Fund may not make short sales of securities or maintain a short position if such sales or positions exceed 20% of the Fund’s total assets under management.	None.	The AB Fund does not have a comparable policy.
Investing for Control	The Bridgeway Fund may not make investments for the purpose of exercising control or management.	None.	The AB Fund does not have a comparable policy.
Futures and Options
The Bridgeway Fund may not invest in options or futures in individual stocks if the aggregate initial margins and premiums required for establishing such non-hedging positions exceed 5% of net assets. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions.
		None.	The AB Fund does not have a comparable policy.

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The AB Fund and Bridgeway Fund have the following non-fundamental policies, which may be changed by the Board of Trustees/Directors of the AB Trust and the Company respectively, without shareholder approval:
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Non-Fundamental Investment Policies
Policy	Bridgeway Fund	AB Fund	Differences
Issuer Class Concentration
The Bridgeway Fund may not purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).
		None.	The AB Fund does not have a comparable policy.
Management Ownership
The Bridgeway Fund may not invest in securities of any issuer if, to the knowledge of the Fund, any of its officers or directors, or those of Bridgeway Capital, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.
		None.	The AB Fund does not have a comparable policy.
Warrants	The Bridgeway Fund may not purchase any warrants.	None.	The AB Fund does not have a comparable policy.
Illiquid Securities
The Bridgeway Fund may not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.
		The AB Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	No material difference.
Margin	The Bridgeway Fund has a fundamental policy regarding purchasing securities on margin.
The AB Fund may not purchase securities on margin except that (i) the AB Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (ii) the AB Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

The Bridgeway Fund does not have a non-fundamental policy regarding margin, but does have a fundamental policy, which states that the Bridgeway Fund may not purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.

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G.	COMPARISON OF FEES AND EXPENSES
The tables below describe the fees and expenses that you pay if you buy and hold Class N shares of the Bridgeway Fund and the pro forma fees and expenses that you may pay if you buy and hold Institutional Class shares of the AB Fund after giving effect to the Reorganization. Expenses for each Fund are based on the operating expenses incurred by the Bridgeway Fund, which would have been incurred by the Institutional Class shares of the AB Fund as of the fiscal year ended June 30, 2015. The pro forma fees and expenses for the Institutional Class shares of the AB Fund assume that the Reorganization had been in effect for the same period. The Manager has contractually agreed to limit AB Fund expenses through December 31, 2017, to the extent that total annual fund operating expenses of the Institutional Class shares exceed the annual rate of 0.81% of average daily net assets, excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses.
Fees and Expenses	Bridgeway Fund Class N Shares	AB Fund Institutional Class Shares (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	None	None

Annual Fund Operating Expenses expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.51%	0.45%
Distribution (12b-1) Fees	None	None
Other Expenses	0.30%	0.54%
Acquired Fund Fees and Expenses	None	0.01%
Total Annual Fund Operating Expenses	0.81%	1.00%
Fee Waiver and Expense Reimbursement	(0.00)%(1)	(0.18)%(2)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.81%	0.82%

(1)	Bridgeway Capital, the investment advisor to the Bridgeway Fund, pursuant to its Management Agreement with the Company, is contractually obligated to waive fees and/or pay Bridgeway Fund expenses, if necessary, to ensure that net expenses do not exceed 0.84%. The expense limitation cannot be changed or eliminated without shareholder approval. The Bridgeway Fund does not currently benefit from this expense limitation because its operating expenses are below the expense limitation.
(2)	The Manager has contractually agreed to waive fees and/or reimburse expenses of the AB Fund’s Institutional Class shares through December 31, 2017 to the extent that Total Annual Fund Operating Expenses exceed 0.81% (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed by approval of a majority of the AB Trust’s Board. The Manager can be reimbursed by the AB Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Institutional Class shares to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.
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Example
The Example below is intended to help you compare the cost of investing in Class N shares of the Bridgeway Fund with the cost of investing in Institutional Class shares of the AB Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same, except that it reflects the expense limitation arrangement through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Bridgeway Fund shares	$83	$259	$450	$1,003
Class N

AB Fund shares – (Pro forma)	$84	$282	$517	$1,193
Institutional Class

H.            PERFORMANCE INFORMATION

The AB Fund’s Institutional Class shares will adopt the performance history of the Bridgeway Fund’s Class N shares. The bar chart and the performance table below provide some indication of the risks of an investment in the AB Fund by showing how the Bridgeway Fund’s Class N shares performance has varied from year to year and by showing how the Bridgeway Fund’s Class N shares average annual returns compare with a broad measure of market performance. The table shows how the Bridgeway Fund’s performance compares to the Russell 1000 Growth Index, which is the Bridgeway Fund’s benchmark index and will be the AB Fund’s benchmark index. The Bridgeway Fund’s past performance, before and after taxes, does not necessarily represent how the AB Fund will perform in the future. Updated performance information is available on the Bridgeway Fund’s website at www.bridgeway.com or by calling 1-800-661-3550.
Highest Calendar Quarter Return	13.96%	2nd quarter 2009
Lowest Calendar Quarter Return	-26.49%	4th quarter 2008

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The Bridgeway Fund’s calendar year-to-date total return for Class N shares as of June 30, 2015 was 4.87%.
Average Annual Total Returns for periods ended December 31, 2014
Bridgeway Fund Class N Shares	1 Year	5 Years	10 Years
Return Before Taxes	18.66%	16.31%	8.05%
Return After Taxes on Distributions	18.52%	16.17%	7.94%
Return After Taxes on Distributions and Sale of Fund Shares	10.67%	13.21%	6.56%

Index (reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	13.05%	15.81%	8.49%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. The Bridgeway Fund’s portfolio turnover rate during the most recent fiscal year was 48% of the average value of its portfolio.
I.            COMPARISON OF DISTRIBUTION AND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

Foreside Fund Services, LLC (“Foreside” or “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Bridgeway Fund’s shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The Distributor is not affiliated with the Bridgeway Fund, Bridgeway Capital, or any other service provider for the Bridgeway Fund. Under a Distribution Agreement with the Company, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Bridgeway Fund. The Distributor continually distributes shares of the Bridgeway Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Bridgeway Fund’s shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company or the Bridgeway Fund. Bridgeway Capital pays the Distributor a fee for certain distribution-related services.
Foreside also will be the distributor and principal underwriter of the AB Fund’s shares. Under a Distribution Agreement with the AB Trust, Foreside will provide the same distribution services to the AB Fund as Foreside currently provides to the Bridgeway Fund. Additionally, pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside will receive a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the AB Fund, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of AB Fund shares. Foreside also will receive a fee from the Manager under a Marketing Agreement pursuant to which Foreside will provide services in connection with the marketing of the AB Fund to institutional investors.
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The Bridgeway Fund has adopted a distribution plan (“Plan”) for its Class N shares under Rule 12b-1 of the 1940 Act. However, the Bridgeway Fund’s Class N shares currently do not pay any fees under the Plan. Shareholders of Class N shares therefore pay no 12b-1 fees. The AB Fund’s Institutional Class shares also will pay no Rule 12b-1 fees.
Purchase, Redemption and Exchange Procedures
Purchase Procedures. The purchase procedures for the Bridgeway Fund and the AB Fund are similar. Investors may invest by contacting the Funds through the internet, through a broker or other financial institution who sells the Funds, or by mail, telephone or wire.
The minimum initial and minimum subsequent investment amounts for the Bridgeway Fund are different than the minimum amounts for the AB Fund. The minimum initial investment for Class N Shares of the Bridgeway Fund is $2,000, though the minimum initial investment amount for certain retirement accounts may be lower. The subsequent investment minimum for the Bridgeway Fund is $100, though the minimum subsequent investment through a systematic purchase plan investment is $50. The minimum initial investment for Institutional Class shares of the AB Fund is $250,000. However, the AB Fund’s minimum initial investment will not apply to Bridgeway Fund shareholders. There is no minimum subsequent investment amount for the AB Fund’s Institutional Class shares, other than for purchases by ACH, check or exchange, in which case the minimum subsequent investment amount is $50.
Redemption Procedures. The Bridgeway Fund permits, and the AB Fund will permit, redemptions through the internet, by mail, wire, telephone, and, for shares purchased through a financial intermediary, through a broker-dealer or other financial intermediary. No redemption fee currently applies to shares of the Bridgeway Fund, and the AB Fund will not charge a redemption fee.
Additionally, each Fund has also reserved the right to redeem shares “in kind.” Additional shareholder account information for the AB Fund is set forth in Appendix C to this Proxy Statement.
Exchange Procedures. An investor in the Bridgeway Fund may sell its shares and buy shares of another of the Company’s funds, also known as an exchange, by telephone or in writing, unless the investor declined telephone privileges on its account application, and, for shares purchased through a financial intermediary, through a broker-dealer or other financial intermediary. Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and fund closing commitments. Because exchanges are treated as a sale and purchase, they may have tax consequences.
Shares of any class of the AB Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” in Appendix C to this Proxy Statement for additional limitations that apply to purchases and redemptions.
The minimum investment requirement must be met for the American Beacon Fund into which the shareholder is exchanging. American Beacon Fund shares may be acquired through exchange only in states in which they can be legally sold. The AB Trust reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Please refer to the section titled “Frequent Trading and Market Timing” in Appendix C to this Proxy Statement for information on the AB Trust’s policies regarding frequent purchases, redemptions, and exchanges.
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J.             KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, the form of which is attached to this Proxy Statement as Appendix A.
1.            SUMMARY OF THE PROPOSED REORGANIZATION
At the Special Meeting, the shareholders of the Bridgeway Fund will be asked to approve the Plan to reorganize the Bridgeway Fund into the AB Fund. The AB Fund is a newly organized series of the AB Trust that will commence operations upon consummation of the Reorganization. If the Plan is approved by the shareholders of the Bridgeway Fund and the Reorganization is consummated, the Bridgeway Fund will transfer all of its assets to the AB Fund in exchange solely for (1) the number of full and fractional Institutional Class shares of the AB Fund equal to the number of full and fractional Class N shares of the Bridgeway Fund as of the close of business on the closing date referred to below (the “Closing”) and (2) the AB Fund’s assumption of all liabilities of the Bridgeway Fund. Immediately thereafter, the Bridgeway Fund will distribute the Institutional Class shares of the AB Fund to its shareholders, by the AB Trust’s transfer agent establishing accounts on the AB Fund’s share records in the names of those shareholders and transferring those Institutional Class shares of the AB Fund to those accounts in complete liquidation of the Bridgeway Fund. Existing shareholders of the Bridgeway Fund’s Class N shares will become shareholders of the AB Fund’s Institutional Class shares and, immediately after the Reorganization, each shareholder will hold Institutional Class shares of the AB Fund equal in number and value to the Bridgeway Fund’s Class N shares that the shareholder held immediately prior to the Reorganization. Shares will be held in book entry form only. Paper certificates will not be issued.
Until the Closing, shareholders of the Class N shares of the Bridgeway Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Bridgeway Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption of shares of the Institutional Class shares of the AB Fund received by the shareholder in connection with the Reorganization or purchase of Institutional Class shares of the AB Fund shares. After the Reorganization, all of the issued and outstanding Class N shares of the Bridgeway Fund will be canceled on the books of the Bridgeway Fund, and the share transfer books of the Bridgeway Fund will be permanently closed. If the Reorganization is consummated, shareholders will be free to redeem the Institutional Class shares of the AB Fund that they receive in the transaction at their then-current NAV. Shareholders of the Bridgeway Fund may wish to consult their tax advisers as to any different consequences of redeeming their Class N shares prior to the Reorganization or exchanging such shares for Institutional Class shares of the AB Fund in the Reorganization.
The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Bridgeway Fund and the receipt of a legal opinion from counsel to the AB Trust with respect to certain tax matters (see Federal Income Tax Consequences, below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about December 4, 2015, or another date agreed to by the Company and the AB Trust.
The Bridgeway Fund and Bridgeway Fund shareholders will not incur any expenses in connection with the Reorganization. The Manager and Bridgeway Capital each will bear 50% of all Reorganization Expenses (as defined in the Plan) up to $200,000, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement, and the cost of copying, printing and mailing proxy materials, and the Manager will bear any Reorganization Expenses in excess of $200,000. Reorganization Expenses are estimated to be approximately $[ ].
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The Plan may be amended by the mutual agreement of the Company and the AB Trust, notwithstanding approval thereof by the Bridgeway Fund’s shareholders, provided that no suchamendment after that approval may have a material adverse effect on those shareholders’ interests. In addition, the Plan may be terminated at or before the Closing by the mutual agreement of the Company and the AB Trust or by either of them (1) in the event of the other’s material breach of any representation, warranty or covenant contained in the Plan to be performed at or before the Closing, (2) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (3) if a governmental body issues an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting consummation of the Reorganization or (4) if the Closing has not occurred by June 30, 2016, or another date as to which they agree.
2.            DESCRIPTION OF THE AB FUND’S INSTITUTIONAL CLASS SHARES

Institutional Class shares of the AB Fund issued to the shareholders of Class N shares of the Bridgeway Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights. Institutional Class shares will be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix C to this Proxy Statement.
3.            FEDERAL INCOME TAX CONSEQUENCES
The Company believes the Bridgeway Fund has qualified for treatment as a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) since its inception. Accordingly, the Company believes the Bridgeway Fund has been, and expects the Bridgeway Fund to continue through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M.
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the Closing, the Company and the AB Trust will receive an opinion of the AB Trust’s counsel substantially to the effect that ‑‑ based on certain assumptions and conditioned on the representations set forth in the Plan (and, if such counsel requests, in separate letters from the Company and the AB Trust) being true and complete at the time of the Closing and the Reorganization’s being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) ‑‑ the Reorganization will qualify as such a reorganization and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code) and that, accordingly, for federal income tax purposes:
●
The Bridgeway Fund will recognize no gain or loss on the transfer of its assets to the AB Fund in exchange solely for AB Fund shares and the AB Fund’s assumption of the Bridgeway Fund’s liabilities or on the distribution of those shares to the Bridgeway Fund’s shareholders in exchange for their Bridgeway Fund shares;

●	A shareholder will recognize no gain or loss on the exchange of all of its Bridgeway Fund shares solely for AB Fund shares pursuant to the Reorganization;
●
A shareholder’s aggregate tax basis in the AB Fund shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Bridgeway Fund shares it actually or constructively surrenders in exchange for those AB Fund shares, and its holding period for those AB Fund shares will include, in each instance, its holding period for those Bridgeway Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;

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●	The AB Fund will recognize no gain or loss on its receipt of the Bridgeway Fund’s assets in exchange solely for the AB Fund shares and the AB Fund’s assumption of the Bridgeway Fund’s liabilities;
●
The AB Fund’s basis in each transferred asset will be the same as the Bridgeway Fund’s basis therein immediately before the Reorganization, and the AB Fund’s holding period for each such asset will include the Bridgeway Fund’s holding period therefor (except where the AB Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); and

●
For purposes of section 381 of the Code, the AB Fund will be treated just as the Bridgeway Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Bridgeway Fund’s taxable year, the Bridgeway Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the AB Fund as if there had been no Reorganization, and the part of the Bridgeway Fund’s last taxable year that began before the Reorganization will be included in the AB Fund’s first taxable year that ends after the Reorganization.

Notwithstanding the above, the opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.
Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Bridgeway Fund would recognize gain or loss on the transfer of its assets to the AB Fund and each shareholder of the Bridgeway Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Bridgeway Fund shares and the fair market value of the shares of the AB Fund it receives.
Tracking Your Basis and Holding Period. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis in and holding period of your AB Fund shares for federal income tax purposes. Any basis determination method you elected with respect to Bridgeway Fund shares you acquired after December 31, 2011, will continue to be used by the AB Fund after the Reorganization for the AB Fund shares exchanged for those Bridgeway Fund shares in the Reorganization (“Covered Exchange Shares”). If you want to use any acceptable method for basis determination other than the average basis method, which will be the AB Fund’s default method, with respect to any AB Fund shares you acquire after the Reorganization (“Covered AB Shares” and, collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing (which may be electronic). Any basis determination method for Covered Shares may not be changed with respect to a redemption thereof after the settlement date of the redemption.
The AB Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares. As a result, the AB Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, is also required to report the basis information and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.
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4.            COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.
Governing Law. The Bridgeway Fund is a series of the Company, which is organized as a Maryland corporation. The AB Fund is a separate series of the AB Trust, which is organized as a Massachusetts business trust. As of the Record Date, the Company is authorized to issue 1,915,000,000 shares of common stock, $.001 par value per share, of which 100,000,000 has been allocated to the Bridgeway Fund. The AB Fund is authorized to issue an unlimited number of shares of beneficial interest. The Company’s operations are governed by its Articles of Incorporation, including any amendments thereto (collectively, “Bridgeway Charter”), By-Laws and applicable state law. The AB Trust’s operations are governed by its Amended and Restated Declaration of Trust (the “AB Declaration of Trust”), By-Laws and applicable state law.
Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because each mutual fund is organized as an entity under state law. The following is a summary of certain differences between Maryland corporations and Massachusetts business trusts.
A fund organized as a Maryland corporation is governed both by the Maryland General Corporation Law (the “Maryland Code”) and the fund’s governing instrument. For a Maryland corporation, unlike a Massachusetts business trust, the law specifically addresses many aspects of corporate governance. The body of Maryland law on the topic is consequently more detailed than in Massachusetts. This detail provides somewhat clearer guidelines as to the rights and obligations of the corporation, directors, and shareholders. A fund organized as a series of a Massachusetts business trust, on the other hand, is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. The flexibility inherent in a Massachusetts business trust has led to it becoming a common form of organization for mutual funds. That flexibility also means that the Massachusetts business trust law may be open to interpretation although, in resolving such matters, courts may look by analogy to Massachusetts corporate law.
Under Maryland law, no shareholder of the Bridgeway Fund will be subject to any personal liability in connection with the assets or the affairs of the Company or of any of its series. In addition, the Bridgeway Fund is required to indemnify shareholders and former shareholders in accordance with Maryland law against losses and expenses arising from any personal liability for any obligation of the Bridgeway Fund solely by reason of being or having been a shareholder of the Bridgeway Fund and not because of his or her acts or omissions or for some other reason. Under the AB Declaration of Trust, any shareholder or former shareholder of the AB Fund will not be held to be personally liable for any obligation or liability of the AB Trust solely by reason of being or having been a shareholder. The AB Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the AB Fund and not because of his or her acts or omissions.
Both a Maryland corporation and a Massachusetts business trust can limit a trustee’s personal liability. The Bridgeway Charter provides that any present or former director, officer, employee or agent of the Company, shall be entitled to indemnification to the fullest extent permitted by law, including under the 1940 Act, except to the extent such director, officer, employee or agent has been adjudicated to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The AB Declaration of Trust provides that no Trustee of the AB Trust will be responsible for or liable in any event for neglect or wrongdoing of the Trustee or any officer, agent, employee or investment advisor of the AB Trust, but no Trustee will be protected against any liability to which he or she would otherwise be
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subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The 1940 Act currently provides that no fund officer or director shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.
The Company does not hold regular annual meetings of shareholders. No amendment may be made to the Bridgeway Charter without the affirmative vote of the holders of more than 50% of the outstanding shares of all series of the Company. The AB Declaration of Trust provides for shareholder voting for the election or removal of Trustees; with respect to the approval or termination in accordance with the 1940 Act of any agreement as to which shareholder approval is required by the 1940 Act; with respect to certain reorganizations of the AB Trust or any of its series; with respect to certain amendments of the AB Declaration of Trust; as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Company or any of its series, or their shareholders in certain instances; and as otherwise required by the 1940 Act or other applicable laws.
Board of Directors/Trustees. The directors of the Company are different from the trustees of the AB Trust. The Bridgeway Fund’s Board has five directors, one of whom is an “interested person,” as that term is defined under the 1940 Act, of the Company. For more information, refer to the Statement of Additional Information, dated October 31, 2014, for the Bridgeway Fund, which is incorporated by reference into this Proxy Statement.
The AB Trust Board has eleven trustees, one of whom is deemed an “interested person” of the AB Trust. For more information, refer to the Statement of Additional Information to this Proxy Statement, which is incorporated by reference into this Proxy Statement.
The officers of the Company are also different from the officers of the AB Trust.
Classes. The Bridgeway Fund offers only Class N shares. The AB Fund is a separate series of the AB Trust that is expected to offer A Class, C Class, Y Class, Institutional Class and Investor Class shares. If the Reorganization is consummated, shareholders of the Bridgeway Fund’s Class N shares will receive Institutional Class shares of the AB Fund in the Reorganization. Nothing contained herein shall be construed as an offer to purchase or otherwise acquire any other class of shares of the AB Fund. The AB Trust Board has reserved the right to create and issue additional classes of the AB Fund following the Reorganization. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.
5.            CAPITALIZATION

The capitalization of the Bridgeway Fund as of June 30, 2015, and the AB Fund’s pro forma combined capitalization as of that date after giving effect to the Reorganization are as follows:
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(unaudited)	Bridgeway Fund Shares	Pro forma AB Fund Institutional Class
Net Assets	$156,493,305	$156,493,305

Shares Outstanding	6,599,459	6,599,459

Net Asset Value per Share	$23.71	$23.71

K.            ADDITIONAL INFORMATION ABOUT THE AB FUND
1.            MANAGER AND SUB-ADVISOR

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, serves as the Manager and administrator of the AB Fund. The Manager is an indirect wholly-owned subsidiary of Astro AB Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.
The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940. The Manager is not registered as a commodity pool operator (“CPO”) with respect to the AB Fund. On behalf of the AB Fund, the Manager has or will file a notice claiming the Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 exclusion from CPO registration. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the AB Fund.
The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the AB Fund:

●	develops overall investment strategies for the AB Fund;
●	monitors and evaluates the sub-advisor’s investment performance;
●	monitors the sub-advisor’s compliance with the AB Fund’s investment objectives, policies and restrictions;
●	oversees the AB Fund’s securities lending activities and actions taken by the securities lending agent to the extent applicable; and
●	directs the investments or the portion of AB Fund assets that the sub-advisor determines should be allocated to short-term investments.

The AB Fund’s Management Agreement with the Manager provides for the AB Fund to pay the Manager an annualized management fee equal to 0.05% of the average daily net assets of the AB Fund.

The assets of the AB Fund are currently allocated by the Manager to one sub-advisor, Bridgeway Capital. The Sub-Advisor has full discretion to purchase and sell securities for the AB Fund in accordance with the AB Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the Sub-Advisor but does not reassess individual security selections made by the Sub-Advisor for the AB Fund.
The Investment Advisory Agreement among the AB Trust, on behalf of the AB Fund, the Manager and the Sub-Advisor provides for the Fund to pay the Sub-Advisor an annualized investment subadvisory fee rate equal to 0.40% on the first $250 million, 0.35% on the next $250 million and 0.30% on assets over $500 million of the average daily net assets of the AB Fund.
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The Manager also may receive up to 25% of the net monthly income generated from a Fund’s securities lending activities as compensation for oversight of the Fund’s securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager is authorized to receive 10% of any such income. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. As of the date of this prospectus, the AB Fund does not intend to engage in securities lending activities.
A discussion of the AB Trust Board’s consideration and approval of the Management Agreement between the Fund and the Manager and the Investment Advisory Agreement among the AB Trust, the Sub-Advisor and the Manager will be available in the AB Fund’s annual report for the period ended December 31, 2015.
The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the AB Fund’s Institutional Class shares through December 31, 2017. The AB Trust Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of the Institutional Class shares to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.
Pursuant to an administration agreement, the Manager provides the AB Trust with office space, office equipment and personnel necessary to manage and administer the AB Trust’s operations. This includes:
●	complying with reporting requirements;
●	corresponding with shareholders;
●	maintaining internal bookkeeping, accounting and auditing services and records; and
●	supervising the provision of services to the AB Trust by third parties.

In addition to its overseeing the management of the AB Fund by the Sub-Advisor, the Manager may invest the portion of the AB Fund’s assets that the Sub-Advisor determines to be allocated to short-term investments.
The administration agreement provides for the Manager to receive an annualized administration fee that is calculated and accrued daily. The administration fee for the AB Fund is equal to the sum of 0.30% of the net assets of each share class of the AB Fund.
The AB Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the AB Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the AB Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of the AB Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Sub-Advisor; and any extraordinary expenses of a nonrecurring nature.
The Sub-Advisor is a Texas corporation that was organized in 1993 and has managed the affairs of the Bridgeway Fund since its inception in 2003. Bridgeway Capital had approximately $5.2 billion of assets under management as of June 30, 2015.
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Although the Manager has no current intention to do so, the AB Fund’s assets may be allocated among one or more additional sub-advisors in the future by the Manager. The AB Fund operates in a manager of managers structure. The AB Fund and the Manager have received an exemptive order from the SEC that permits the AB Fund, subject to certain conditions and approval by the AB Trust Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of shareholders. The Manager has ultimate responsibility, subject to oversight by the AB Trust Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the AB Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the AB Trust Board, including a majority of its “non-interested” trustees, must approve the change. In addition, the AB Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.
The SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement, provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Bridgeway Fund.
2.            OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the AB Fund’s shares. Pursuant to a Sub-Administration Agreement between the Distributor and the Manager, the Distributor receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the series of the AB Trust (including the AB Fund) and the American Beacon Select Funds.
3.            TAX CONSIDERATIONS

The AB Fund intends to make annual distributions that may be taxed to its shareholders as ordinary income, qualified dividend income or long-term capital gain. For a discussion of relevant tax matters please refer to Appendix C to this Proxy Statement.
4.            PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the AB Fund through a broker-dealer or other financial intermediary (such as a bank), the AB Fund and its related companies may pay the intermediary for the sale of AB Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the AB Fund over another investment. Ask your salesperson or visit your financial intermediary’s internet site for more information.
II.  VOTING INFORMATION
A.            RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED

Proxies are being solicited from the shareholders of the Bridgeway Fund by the Board for the Special Meeting to be held on Wednesday, December 2, 2015, at 2:00 p.m. Central time at principal
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executive offices of the Company located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.
The Board has fixed the close of business on September 22, 2015 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of common stock of Class N shares of the Bridgeway Fund was [ ]. Shareholders of record who own five percent or more of the Bridgeway Fund as of the Record
Date are set forth on Appendix B to this Proxy Statement. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Bridgeway Fund’s shares present at the Meeting, if the holders of more than 50% of the Bridgeway Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Bridgeway Fund’s outstanding shares.
B.            HOW TO VOTE

You can vote your shares by telephone, by mail, by the internet and by automated touchtone as set forth below:
Phone:	To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Mail:	To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-paid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

The options below are available 24 hours a day/7 days a week.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Automated Touchtone:	The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.

C.            PROXIES

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Bridgeway Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-
33

votes. Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.
You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Bridgeway Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.
D.            QUORUM AND ADJOURNMENTS

One-third, or thirty-three and one-third percent (33 1/3%), of the outstanding shares of the Bridgeway Fund will be considered a quorum for the transaction of business. If a quorum of shareholders of the Bridgeway Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Bridgeway Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote. Any business that might have been transacted at the Special Meeting with respect to the Bridgeway Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Bridgeway Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.
E.            EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies, including abstentions and broker non-votes (shares held by brokers or nominees which the underlying holder has not voted and for which the broker does not have discretionary authority to vote), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).
Abstentions and broker non-votes will be treated as shares voted against the proposal. Treating broker non-votes as votes against the proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Bridgeway Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Bridgeway Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.
F.            SOLICITATION OF PROXIES

The Bridgeway Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of Bridgeway Capital, who will not be paid for these services. Bridgeway Capital has retained
34

Boston Financial Data Services to aid in the solicitation of proxies, at an anticipated cost of approximately $[ ], exclusive of printing costs. The Manager and Bridgeway Capital will each bear 50% of the Reorganization Expenses up to $200,000, including the costs of retaining Boston Financial Data Services, and other expenses incurred in connection with the solicitation of proxies. Any Reorganization Expenses in excess of $200,000 will be borne by the Manager.
III.  OTHER INFORMATION
A.            OTHER BUSINESS
The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
B.            NEXT MEETING OF SHAREHOLDERS
The Bridgeway Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of Bridgeway Funds, Inc., 20 Greenway Plaza, Suite 450, Houston, Texas 77046. Submission of a proposal does not necessarily mean that the proposal will be included.
C.            LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the AB Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by K&L Gates LLP.
D.            INFORMATION FILED WITH THE SEC

The Company and the AB Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the Company may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.
By Order of the Board of Directors of Bridgeway Funds, Inc.,
Deborah L. Hanna
Secretary
[ ], 2015

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APPENDIX A

 AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION
THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of [date], 2015, among AMERICAN BEACON FUNDS, a Massachusetts business trust, with its principal place of business at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 (“Trust”), on behalf of American Beacon Bridgeway Large Cap Growth Fund, a segregated portfolio of assets (“series”) thereof (“New Fund”), BRIDGEWAY FUNDS, INC., a Maryland corporation, with its principal place of business at 20 Greenway Plaza, Suite 450, Houston, Texas 77046 (“Corporation”), on behalf of its Bridgeway Large-Cap Growth Fund series (“Old Fund”), and, solely for purposes of paragraph 6, AMERICAN BEACON ADVISORS, INC., Trust’s investment manager (“AmBeacon Manager”), and BRIDGEWAY CAPITAL MANAGEMENT, INC., Old Fund’s investment advisor and New Fund’s investment sub-advisor (“Bridgeway Advisor”). (The Trust and Corporation are each sometimes referred to herein as an “Investment Company,” and the New Fund and Old Fund are each sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.
Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve Old Fund’s changing its identity, form, and place of organization ‑‑ by converting from a series of Corporation to a series of Trust ‑‑ by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest in New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares of common stock therein and in complete liquidation thereof, and (3) terminating Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”).
Each Investment Company’s board of directors/trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Old Fund currently offers a single class of shares of common stock, par value of $.001 each (“Old Fund Shares”). New Fund will have multiple classes of shares of beneficial interest, including a class designated Institutional Class shares (“New Fund Shares”); New Fund’s other classes of shares (designated Investor Class shares, A Class shares, Y Class shares, and Class C shares) will not be involved in the Reorganization and thus are not included in the term “New Fund Shares.” The Old Fund Shares have characteristics substantially similar to the New Fund Shares.
In consideration of the mutual promises contained herein, the Investment Companies agree as follows:
1.  PLAN OF REORGANIZATION AND TERMINATION
1.1.  Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund. In exchange therefor, New Fund shall:
(a)	issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and
(b)	assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 2.1).
1.2  The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund’s books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to Trust.
1.3  The Liabilities shall consist of all of Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Bridgeway Advisor and AmBeacon Manager pursuant to paragraph 6. Notwithstanding the foregoing, Old Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
1.4  At or before the Closing, New Fund shall redeem the Initial Share (as defined in paragraph 5.5) for the amount at which it is issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time. The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records. Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5  Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.
1.6  Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.
1.7  After the Effective Time, Old Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Old Fund shall be terminated as a series of Corporation and (b) Corporation shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.
2.  CLOSING AND EFFECTIVE TIME
2.1  Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on December 4, 2015 (“Effective Time”). The Closing shall be held at Trust’s offices or at such other place as to which the Investment Companies agree.
2.2  Corporation shall cause the custodian of Old Fund’s assets (“Old Custodian”) (a) to make Old Fund’s portfolio securities available to Trust (or to its custodian (“New Custodian”), if Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. Corporation shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by Corporation, the Old Custodian has delivered all of Old Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.
2.3  Corporation shall deliver, or shall direct its transfer agent to deliver, to Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses, the number of full and fractional outstanding Old Fund Shares each such Shareholder owns, the dividend reinvestment elections, if any, applicable to each Shareholder, and the backup withholding and nonresident alien withholding certifications, notices, or records on file with Old Trust with respect to each Shareholder, all at the Effective Time, certified by Corporation’s Secretary or Assistant Secretary or by its transfer agent, as applicable. Trust shall direct its transfer agent to deliver to Corporation at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Corporation, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records.

2.4  Corporation shall deliver to Trust and AmBeacon Manager, within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares, that is being carried on Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.
2.5  Corporation shall deliver all ASC 740-10-25 work papers and supporting statements (formerly, “Accounting for Uncertainty in Income Taxes,” FASB Interpretation No. 48, July 13, 2006) pertaining to Old Fund (collectively, “ASC Work Papers”), and shall direct BNY Mellon Investment Servicing (US) Inc. (“BNYM”), or other applicable service providers, to deliver all work papers and supporting statements related to financial statements and tax returns pertaining to Old Fund (collectively, “BNYM Work Papers”), in each case, for all fiscal and taxable periods ended June 30, 2015, and, if relevant, for the period from that date through the Effective Time.
2.6  At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.
3.  REPRESENTATIONS AND WARRANTIES
3.1  Corporation, on Old Fund’s behalf, represents and warrants to Trust, on New Fund’s behalf, as follows:
(a)  Corporation (1) is a corporation that is duly created, validly existing, and in good standing under the laws of the State of Maryland, and its Articles of Incorporation, dated September 28, 1993, as amended to date (“Articles”), are on file with the Maryland State Department of Assessments and Taxation, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b)  Old Fund is a duly established and designated series of Corporation;
(c)  The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Corporation’s Board; and this Agreement constitutes a valid and legally binding obligation of Corporation, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)  At the Effective Time, Corporation will have good and marketable title to the Assets for Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
(e)  Corporation, with respect to Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland law, the

Articles or Corporation’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Corporation, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Corporation, on Old Fund’s behalf, is a party or by which it is bound;
(f)  At or before the Effective Time, either (1) all material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Corporation may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(g)  No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Corporation’s knowledge, threatened against Corporation, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Corporation, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Fund’s business or Corporation’s ability to consummate the transactions contemplated hereby;
(h)  Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended June 30, 2015, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Corporation has furnished to Trust), present fairly, in all material respects, Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;
(i)  Since June 30, 2015, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;
(j)  All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Corporation’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns;

(k)  Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions with respect to, and redemptions of, its shares, withholding in respect thereof, and shareholder basis reporting; and Old Fund has withheld in respect of those dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any material penalties that could be imposed thereunder;
(l)  Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year through the Effective Time), Old Fund has met (and for its current taxable year, through the Effective Time, will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a “regulated investment company” (as defined in section 851(a)(1)) (“RIC”) and has been (and for its current taxable year, through the Effective Time, will be) eligible to and has computed its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;
(m)  All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Corporation and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;
(n)  Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(o)  Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(p)  Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;
(q)  Old Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(r)  The information to be furnished by Corporation for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the information Corporation provided for inclusion in the Registration Statement (as defined in paragraph 3.3(a)) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.2), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(s)  Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information, except as previously disclosed in writing to Trust;
(t)  The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;
(u)  Old Fund’s minute books and similar records made available to Trust prior to the execution hereof contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders and of its Board and any committees of its Board; Old Fund’s shareholder records so made available accurately reflect all record transfers in Old Fund’s shares prior to the execution of this Agreement; and any other books and records of Old Fund so made available are true and correct in all material respects and contain no material omissions with respect to Old Fund’s business and operations;
(v)  Corporation has maintained with respect to Old Fund, in all material respects, all books and records required of a registered investment company in compliance with the requirements of section 31 of the 1940 Act and rules thereunder, and those books and records are true and correct in all material respects;
(w)  Corporation has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act;
(x)  Old Fund does not have any unamortized or unpaid organizational fees or expenses;
(y)  Old Fund has not changed its taxable year-end since inception and will not change its taxable year-end prior to the Closing;
(z)  The Articles permits Corporation to vary its shareholders’ investment; Corporation does not have a fixed pool of assets; and each series thereof (including Old Fund) is a managed portfolio of securities, and Bridgeway Advisor has the authority to buy and sell securities for Old Fund; and
(aa)  Corporation is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).
3.2  Trust, on New Fund’s behalf, represents and warrants to Corporation, on Old Fund’s behalf, as follows:
(a)  Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares, that is duly created, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts (“Massachusetts”), and its Amended and Restated Declaration of Trust, as amended by Written

Instrument dated March 23, 2005 (“Declaration”) is on file with the Secretary of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A, and (4) before January 1, 1997, “claimed” classification as an association taxable as a corporation and has never elected otherwise;
(b)  At the Effective Time, New Fund will be a duly established and designated series of Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of Trust, without assets (except the amount paid for the Initial Share if it has not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;
(c)  The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d)  Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Share;
(e)  No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f)  Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, the Declaration or Trust’s By Laws, or any Undertaking to which Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust, on New Fund’s behalf, is a party or by which it is bound;
(g)  No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust’s knowledge, threatened against Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or Trust’s ability to consummate the transactions contemplated hereby;
(h)  New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Internal Revenue Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the

Effective Time as a RIC on Form 1120-RIC; New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Subchapter M; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for its next taxable year;
(i)  The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by Trust;
(j)  There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
(k)  Assuming the truthfulness and correctness of Corporation’s representation and warranty in paragraph 3.1(p), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;
(l)  Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(m)  The information to be furnished by Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Corporation for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(n)  The Declaration permits Trust to vary its shareholders’ investment; Trust does not have a fixed pool of assets; and each series thereof (including New Fund after it commences operations) is (or will be) a managed portfolio of securities, and AmBeacon Manager and each investment sub-advisor thereof have (and Bridgeway Advisor, as New Fund’s investment sub-advisor, will have) the authority to buy and sell securities for it; and
(o)  Trust is undertaking the Reorganization for bona fide business purposes (and not a purpose to avoid federal income tax).
3.3  Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)  No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
(b)  The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;
(c)  The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;
(d)  The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;
(e)  None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(f)  No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, AmBeacon Manager, Bridgeway Advisor, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and
(g)  Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets ‑‑ except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization ‑‑ and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions (other than redemptions Old Fund will make as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act) and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.
4.  COVENANTS
4.1  Corporation covenants to operate Old Fund’s business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Old Fund Shares, and regular and customary periodic dividends and other distributions.
4.2  Corporation covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).
4.3  Corporation covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.
4.4  Corporation covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to Trust at the Closing. Notwithstanding the foregoing, Corporation may, in its sole discretion, keep a copy of all such books and records pertaining to Old Fund.
4.5  Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.
4.6  Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Corporation, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.
4.7  Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.
4.8  Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
4.9  Corporation covenants that, as promptly as practicable, but in any case within 60 days, after the Effective Time, it will furnish to Trust, in a form reasonably satisfactory thereto, a certificate stating Old Fund’s earnings and profits for federal income tax purposes that will be carried over by New Fund pursuant to section 381.
4.10  It is each Investment Company’s intention that the Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and in furtherance thereof, each Investment Company covenants that it will not take any action or cause any action to be taken (including the filing of any tax return) that is inconsistent with that treatment or results in the failure of the Reorganization to so qualify.
4.11  Corporation covenants that it will deliver to Trust all ASC Work Papers and shall cause BNYM to deliver to Trust all BNYM Work Papers, in each case, for the fiscal and taxable year ended June 30, 2015, and, if relevant, for the period from that date through the Effective Time no later than the earlier of (a) 45 days after that date or (b) 15 days after the Effective Time.
4.12  Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.  CONDITIONS PRECEDENT
Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:
5.1  This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;
5.2  All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
5.3  At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
5.4  The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.6(b). The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:
(a)  New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));
(b)  Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;
(c)  New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;
(d)  New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(e)  A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;
(f)  A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and
(g)  For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.
Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;
5.5  Before the Closing, Trust’s Board shall have authorized the issuance of, and Trust shall have issued, one New Fund Share (“Initial Share”) to AmBeacon Manager or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management and sub-advisory contracts, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as New Fund’s sole shareholder;
5.6  Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by AmBeacon Manager or its affiliate as New Fund’s sole shareholder; and
5.7  At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.  EXPENSES
Subject to complying with the representation and warranty contained in paragraph 3.3(f), AmBeacon Manager and Bridgeway Advisor shall each bear 50% of the Reorganization Expenses up to $200,000. Reorganization Expenses in excess of $200,000 will be paid by the AmBeacon Manager. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and Old Fund’s proxy materials, (2) legal and accounting fees, including fees of counsel to each Fund and its Non-Interested Persons, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof) but exclude brokerage costs, Bridgeway Advisor’s and AmBeacon Manager’s travel expenses, and similar expenses not directly related to the Reorganization. This paragraph 6 shall survive the Closing (notwithstanding anything to the contrary in paragraph 7) and any termination of this Agreement pursuant to paragraph 8. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.
7.  ENTIRE AGREEMENT; NO SURVIVAL
Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.
8.  TERMINATION
This Agreement may be terminated at any time at or before the Closing:
8.1  By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before June 30, 2016, or such other date as to which the Investment Companies agree; or
8.2  By the Investment Companies’ mutual agreement.
In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its directors/trustees, officers, or shareholders) shall have any liability to the other Investment Company.
9.  AMENDMENTS
The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.  SEVERABILITY
Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
11.  MISCELLANEOUS
11.1  This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.2  Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than Trust, on New Fund’s behalf, or Corporation, on Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
11.3  Notice is hereby given that this instrument is executed and delivered on behalf of Trust’s trustees solely in their capacities as trustees, and not individually, and that Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than New Fund but are only binding on and enforceable against its property attributable to and held for the benefit of New Fund (“New Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Corporation, in asserting any rights or claims under this Agreement on its or Old Fund’s behalf, shall look only to New Fund’s Property in settlement of those rights or claims and not to the property of any other series of Trust or to those trustees, officers, or shareholders.
11.4  Notice is hereby given that this instrument is executed and delivered on behalf of Corporation’s directors solely in their capacities as directors, and not individually, and that Corporation’s obligations under this instrument are not binding on or enforceable against any of its directors, officers, shareholders, or series other than Old Fund but are only binding on and enforceable against its property attributable to and held for the benefit of Old Fund (“Old Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Corporation, in asserting any rights or claims under this Agreement on its or Old Fund’s behalf, shall look only to Old Fund’s Property in settlement of those rights or claims and not to the property of any other series of Corporation or to those directors, officers, or shareholders.
11.5  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.
IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
[Signatures on following page]

AMERICAN BEACON FUNDS, on behalf of its series, American Beacon Bridgeway Large Cap Growth Fund

By:
Gene L. Needles, Jr.
President

BRIDGEWAY FUNDS, INC., on behalf of its series, Bridgeway Large-Cap Growth Fund

By:
John N. R. Montgomery
President

Solely for purposes of paragraph 6, BRIDGEWAY CAPITAL MANAGEMENT, INC.

By:
John N. R. Montgomery
Chairman

AMERICAN BEACON ADVISORS, INC.

By:
Gene L. Needles, Jr.
President and Chief Executive Officer

APPENDIX B

 OWNERSHIP OF SHARES OF THE BRIDGEWAY FUND
As of the Record Date, the Bridgeway Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of the Bridgeway Fund’s shares are set forth below:

Name and Address	Class	No. of Shares Owned	% of Shares

As of the Record Date, the Officers and Trustees of the Trust, as a group, [did not own of record or beneficially][owned less than 1%] any of the outstanding voting securities of the Bridgeway Fund.

B-1

APPENDIX C

 VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE AB FUND
(References to the “Fund” in this Appendix C are to the AB Fund)
Valuation of AB Fund Shares
The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all of the Fund’s liabilities, and dividing the result by the total number of shares outstanding.
The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of 4:00 p.m. Eastern time which normally coincides with the close of the New York Stock Exchange (“NYSE”). If the NYSE has an early close, scheduled or unscheduled, the Fund’s share price would still be determined as of 4:00 p.m. Eastern time. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the Fund’s portfolio investments being affected when you are unable to buy or sell shares.
Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.
The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.
Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the AB Trust’s Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.
Portfolio Holdings
A complete list of the Fund’s holdings is made available on the Fund’s website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund’s ten largest holdings is made available on the Fund’s website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund’s ten largest holdings may also be accessed by selecting the Fund’s fact sheet.
A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may access on the Fund’s website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.
Redemptions In Kind
Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Frequent Trading and Market Timing
Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund’s NAV is known as market timing.
The AB Trust’s Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip’’ in the Fund in any rolling 90-day period. A ‘‘round trip’’ is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of other funds in the American Beacon Family of Funds.
The round-trip limit does not apply to the following transaction types:

●	shares acquired through the reinvestment of dividends and other distributions;
●	systematic purchases and redemptions;
●	shares redeemed to return excess IRA contributions; or
●
certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund’s policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund’s policies. The Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the Fund.
The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the Fund’s policies and procedures to deter frequent trading and market timing.
Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs’’ by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the Fund followed within 90 days by the intermediary’s redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund’s frequent trading and market timing policies, including any applicable redemption fees.
The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.
Purchase and Redemption of Shares
Eligibility
If the Plan is approved, the Institutional Class shares offered by this Prospectus will be distributed to shareholders of the Bridgeway Fund. The Institutional Class shares are also available to eligible investors who meet the minimum initial investment. The AB Trust do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.
Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, and third party administrators and retirement plans.
If you invest directly with the Fund, the fees and policies with respect to the Fund’s shares that are outlined in this prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or share class for any investor.
If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper “breakpoint” discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.
Minimum Initial Investment
	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Institutional	$250,000	$50	None

The Manager may allow a reasonable period of time after opening an account for a Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account
You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.
To open an account directly with the Fund, a completed, signed application is required. You may obtain an account application from the Fund’s website www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.
Complete the application, sign it and send it:
Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and Social Security or other taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.
The Fund reserves the right to liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder’s identity within three days of account opening.
Purchase Policies
Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund’s deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.
The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund’s next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter’’ checks, credit card checks, money orders, cashier’s checks, or third party checks.
If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred.
Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
Redemption Policies
If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund.
The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).
Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.
The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.
Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
Please refer to the section titled ‘‘Frequent Trading and Market Timing’’ for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies
If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.
Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon fund under certain limited circumstances. Shares of any class of the Fund may be exchanged for shares of another class of the same fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled ‘‘Purchase Policies’’ and ‘‘Redemption Policies’’ for additional limitations that apply to purchase and redemptions.
Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.
If shares were purchased by check, a shareholder must have owned shares of the redeeming fund for at least ten days prior to exchanging out of one fund and into another.
The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled “Frequent Trading and Market Timing” for information on the Fund’s policies regarding frequent purchases, redemptions, and exchanges.
For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same fund will not result in the realization of a capital gain or loss. However, an exchange of shares of one fund for shares of a different fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into the Fund or share class exchange.
Payments to Financial Intermediaries
The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.
The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Fund affiliate pays such compensation, it would likely include amounts from that affiliate’s own resources and constitute what is sometimes referred to as ‘‘revenue sharing.’’

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.
Any compensation received by a financial intermediary, whether from the Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.
How to Purchase, Redeem or Exchange Shares
If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:
●	Your name/Account registration
●	Your account number
●	Type of Transaction requested
●	Name(s) and fund number(s) of funds and class(es)
●	Dollar amount or number of shares
Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com

Phone	To reach an American Beacon representative call 1-800-658-5811, option 1

Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

Purchases by Wire:
Send a bank wire to State Street Bank and Trust Co. with these instructions:
●	ABA# 0110-0002-8; AC-9905-342-3,
●	Attn: American Beacon Funds

●	the fund name and fund number, and
●	shareholder account number and registration.
Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.
	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Institutional	$250,000	$50	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.
To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:
●	with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
●	for an account whose address has changed within the last 30 days if proceeds are sent by check.
●	for amounts greater than $100,000.
The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.
General Policies
If a shareholder’s account balance falls below the following minimum levels, the shareholder may be asked to increase the balance. This minimum does not apply to shareholders of the Bridgeway Fund who receive Institutional Class share pursuant to the Plan.
Share Class	Account Balance
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder. IRAs will be charged an annual maintenance fee of $15.00 by the Fund’s custodian for maintaining either a traditional IRA or a Roth IRA. The Fund reserves the authority to modify minimum account balances in its discretion.
A Signature Validation Program (‘‘SVP’’) stamp may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Fund by telephone:
●
The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

●	The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
●	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.
The Fund reserves the right to:

●
liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder’s identity within three business days of account opening,

●	seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder’s bank, and
●	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity’’ or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.
Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

●	Send a letter to American Beacon Funds via the United States Post Office,
●	Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the fund’s secure web application.
●	Access your account through the fund’s secure web application,
●	Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the Fund’s transfer agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer’s and/or Controller’s Offices. If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third party intermediary regarding applicable state escheatment laws.
Contact information:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Distributions and Taxes
The Fund distributes most or all of its net earnings in the form of dividends from net investment income (“dividends”) and distributions of realized net capital gains (“capital gain distributions”) and net gains from foreign currency transactions (sometimes referred to below collectively as “distributions”). The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Any dividends and any other distributions are paid annually.
Options for Receiving Dividends and Other Distributions
When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

●	Reinvest All Distributions. You can elect to reinvest all dividends and capital gain distributions in additional shares of the same class of the Fund.
●
Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different tax treatment applies to Distributions and Capital Gains (as described in the table below). Distributions of short-term capital gains are considered as ordinary income for tax purposes, and therefore will be distributed by the same method as dividends from net investment income.

●	Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.
●
Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Fund, any election to receive distributions in cash and payable by check will only apply to distributions totaling $10.00 or more. Any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account.

If you select a cash distribution and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the Fund. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.
Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving dividends and other distributions with their financial advisor.
Taxes
Any distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund’s dividends derived from its investments in direct U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income *	Ordinary income **
Distributions of excess of net short-term capital gain over net long-term capital loss *	Ordinary income
Distributions of net gains from certain foreign currency transactions *	Ordinary income
Distributions of excess of net long-term capital gain over net short-term capital loss (“net capital gain’’) *	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ‘‘qualified dividend income’’ (as described below).

To the extent distributions are attributable to net capital gain that the Fund recognizes on sales or exchanges of capital assets they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (‘‘individuals’’) (20% for individuals with taxable income exceeding certain thresholds, which amounts are indexed for inflation annually).
A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income’’ (‘‘QDI’’) and thus eligible for the preferential rates that apply to net capital gain. QDI is the aggregate of dividends the Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.
A portion of the distributions the Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.
A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the maximum federal income tax rates mentioned above.
The Fund shareholder who wants to use an acceptable basis determination method other than the average basis method (the Fund’s default method) with respect to Fund shares, must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See “Tax Information” in the SAI for a description of the rules regarding that election and the Fund’s reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s ‘‘net investment income,’’ which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2) the excess of the individual’s ‘‘modified adjusted gross income’’ over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.
The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund. Each year, the Fund’s shareholders will receive tax information to assist them in preparing their income tax returns.

APPENDIX D

 FINANCIAL HIGHLIGHTS OF THE BRIDGEWAY FUND
The AB Fund will adopt the financial statements of the Bridgeway Fund. The financial highlights table is intended to help you understand the Bridgeway Fund’s financial performance for the periods shown. The information below has been derived from the Bridgeway Fund’s financial statements for the fiscal year ended June 30, 2015, which have been audited by BBD, LLP, the Bridgeway Fund’s independent registered public accounting firm, whose report, along with the Bridgeway Fund’s financial statements, are included in the annual report, which is available upon request. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Bridgeway Fund’s shares (assuming reinvestment of all dividends and other distributions).
FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each year indicated)

	Year Ended June 30
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$20.51	$16.18	$13.33	$13.38	$10.17
Income from Investment Operations:
Net Investment Income(a)	0.17	0.13	0.16	0.09	0.06
Net Realized and Unrealized Gain (Loss)	3.14	4.29	2.88	(0.05)	3.22
Total from Investment Operations	3.31	4.42	3.04	0.04	3.28
Less Distributions to Shareholders from:
Net Investment Income	(0.11)	(0.09)	(0.19)	(0.09)	(0.07)
Total Distributions	(0.11)	(0.09)	(0.19)	(0.09)	(0.07)
Net Asset Value, End of Year	$23.71	$20.51	$16.18	$13.33	$13.38
Total Return	16.19%	27.41%(b)	23.06%(b)	0.37%(b)	32.31%(b)
Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$156,493	$56,344	$47,967	$48,444	$58,478
Expenses Before Waivers and Reimbursements	0.81%	0.87%	0.90%	0.92%	0.86%
Expenses After Waivers and Reimbursements	0.81%	0.84%	0.84%	0.84%	0.84%
Net Investment Income After Waivers and Reimbursements	0.75%	0.70%	1.10%	0.74%	0.47%
Portfolio Turnover Rate	48%	74%	49%	55%	65%
(a)  Per share amounts calculated based on the average daily shares outstanding during the period.
(b)  Total return would have been lower had various fees not been waived during the period.
D-1

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Statement of Additional Information
[ ], 2015

Bridgeway Funds
Bridgeway Large Cap-Growth Fund
20 Greenway Plaza
Suite 450
Houston, Texas 77046
and
American Beacon FundsSM
American Beacon Bridgeway Large Cap Growth Fund
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039

Acquisition of the Assets and Assumption of the Liabilities of:	By and in Exchange for Shares of:
Bridgeway Large-Cap Growth Fund	American Beacon Bridgeway Large Cap Growth Fund
This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Bridgeway Large-Cap Growth Fund (the “Bridgeway Fund”), a series of the Bridgeway Funds, Inc. (the “Company”) into the American Beacon Bridgeway Large Cap Growth Fund (the “AB Fund” or “Fund”), a series of American Beacon Funds (the “Trust”). In connection with the Reorganization, the Bridgeway Fund would transfer of all of its assets to the AB Fund in exchange for Institutional Class shares of the AB Fund equal in number and value to the Bridgeway Fund’s Class N shares and the assumption by the AB Fund of all of the Bridgeway Fund’s liabilities (the “Reorganization”).
This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated [  ], 2015 (the “Proxy Statement and Prospectus”), relating to the Reorganization. To obtain a copy of the Proxy Statement and Prospectus, without charge, please write to the American Beacon Funds at the address set forth above or call 1-800-658-5811.

CONTENTS OF THE SAI
This SAI consists of the cover page and the information set forth below. The AB Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the AB Fund are not available. Copies of the AB Fund’s Annual Report may be obtained when available, without charge, upon request by calling 1-800-658-5811 or visiting www.americanbeaconfunds.com.
INFORMATION INCORPORATED BY REFERENCE
This SAI incorporates by reference the Prospectus and Statement of Additional Information of the Company with respect to the Bridgeway Fund, dated October 31, 2014, as supplemented (File Nos. 033-72416 and 811-08200) and the Annual Report to Shareholders of the Company with respect to the Bridgeway Fund for the fiscal year ended June 30, 2015, each of which were filed electronically with the Securities and Exchange Commission. The Prospectus, Statement of Additional Information and Annual Report include information about the Company’s other series that is not relevant to the Reorganization. Please disregard that information.
PRO FORMA FINANCIAL STATEMENTS
Pro forma financial statements are not presented as the Bridgeway Fund is being combined with the AB Fund, a newly created series of American Beacon Funds, which does not have any assets or liabilities.

TABLE OF CONTENTS
Organization and History of the Fund	1
Additional Information About Investment Strategies and Risks	1
Other Investment Strategies and Risks	11
Investment Restrictions	12
Temporary Defensive and Interim Investments	14
Portfolio Turnover	15
Disclosure of Portfolio Holdings	15
Lending of Portfolio Securities	17
Trustees and Officers of the Trust	18
Code of Ethics	25
Proxy Voting Policies	25
Control Persons and 5% Shareholders	26
Investment Sub-Advisory Agreement	26
Management, Administrative and Distribution Services	26
Other Service Providers	28
Portfolio Managers	28
Portfolio Securities Transactions	30
Redemptions in Kind	31
Tax Information	31
Description of the Trust	37
Financial Statements	37
Appendix A: American Beacon Advisors, Inc. Summary of Proxy Voting Policy and Procedures	38
Appendix B: Bridgeway Capital Management, Inc. Proxy Voting Policy	41
Appendix C: Ratings Definitions	44

ORGANIZATION AND HISTORY OF THE FUND
The Fund is a separate series of the American Beacon Funds (the "Trust"), an open- end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. The Fund is diversified. If the Reorganization is approved, the Fund will acquire all the assets of the Bridgeway Fund, a series of the Company. Since the Bridgeway Fund’s objective is identical and its investment policies are substantially identical to the Fund’s, and since the Fund will engage the investment advisor currently providing services to the Bridgeway Fund, Bridgeway Capital Management, Inc., as sub-advisor (“Sub-Advisor”), the Fund will adopt the prior performance and financial history of the Bridgeway Fund.
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
The investment objective and principal investment strategies and risks of the Fund are described in the Prospectus. This section contains additional information about the Fund’s investment policies and risks and types of investments the Fund may purchase. The composition of the Fund’s portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all.
Borrowing Risks — The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes or to facilitate short sales. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may reduce the Fund’s return.
Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.
Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Certificates of deposit ("CDs") are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.
Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter ("OTC"). OTC stock may be less liquid than exchange-traded stock.
Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.
Corporate Actions — From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders ("Voluntary Action"). Notwithstanding any percentage investment limitation listed under this "Investment Restrictions" section or any percentage investment limitation of the Investment Company Act of 1940, as amended (the "Investment Company Act" or "1940 Act") or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Cover and Asset Segregation — The Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.
For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid securities having a value at least equal to the value of the deliverable currency. Alternatively, the Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.
The Fund’s approach to asset coverage may vary among different types of investments. With respect to certain investments, the Fund calculates the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, the Fund’s current obligations will generally be equal only to the net amount to be paid by the Fund, and the amount segregated by the Fund, based on the relative values of the positions held by each party to the agreement (the "net amount").
Inasmuch as the Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund’s assets could impede the sub-advisor’s ability to manage the Fund’s portfolio.
Cyber-Security Risk — The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its sub-advisor(s), custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.
Depositary Receipts — American Depositary Receipts (ADRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see "Foreign Securities" below for a description of the risks associated with investments in foreign securities.
Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some derivatives are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).
The Fund may invest in various types of derivatives, including among others, futures, forward currency and other forwards (including non-deliverable forwards), forwards for currency hedges and warrants. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index), which are regulated by the SEC), and other swaps, which are regulated by the CFTC and the markets in which these instruments trade.
Until recently, advisers of registered investment companies, like the Fund, that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), have been excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion the Fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) does not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund’s ability to use these instruments also may be limited by tax considerations.
The Manager is not registered as a CPO with respect to the Fund in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight ("Division") of the CFTC. Pursuant to this letter and the conditions set forth herein, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). In addition, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Fund. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.
Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.
Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened liquidity and valuation risk.
Transactions in derivatives may expose the Fund to an obligation to another party and, as a result, the Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."
Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.
Foreign Securities — The Fund may invest in U.S. dollar-denominated securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.
Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.
Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
Futures Contracts — Futures contracts, including interest rate and treasury futures contracts, obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.
Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.
The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.
In addition, futures contracts entail risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.
Growth Companies Risk — Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s investments in growth stocks may underperform value or non-growth stocks that have a broader investment style.
Illiquid and Restricted Securities — The Fund may invest in illiquid securities. Generally, an illiquid asset is an asset that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.
Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, acting under guidelines established by the Trust’s Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.
Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.
The Manager and the Sub-Advisor will carefully monitor the Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.
Index Futures Contracts — The Fund may invest in index futures contracts for investment purposes, including for short-term cash management purposes. Like other futures contracts, index futures contracts are derivatives. For a further discussion of the risks of derivatives instruments, see "Derivatives."
Index Futures Contracts — U.S. futures contracts traded on exchanges that have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts are traded on a number of exchanges.
At the same time a futures contract on an index is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit") based on the contract’s face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.
Futures Contracts on Stock Indices — The Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Index Futures Contracts"). This technique may be used to hedge against anticipated future change in general market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities that are intended to be purchased at a later date for the Fund.
In general, each hedging transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount that approximately offsets the decline in value of the portion of the Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.
Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.
Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Fund.
Initial Public Offerings — The Fund can invest in initial public offerings ("IPOs"). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.
Interfund Lending — Pursuant to an order issued by the SEC, each series of the Trust (each an “American Beacon Fund,” and together, the “American Beacon Funds” or “Funds”) may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of the fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund’s need to borrow from banks, the Fund remains free to establish lines of credit or other borrowing arrangements with banks.
Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Large-Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Limited Liability Companies — The Fund may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States.
Market Events — Turbulence in the economic, political, and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.
Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.
Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger, capitalization companies. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.
Other Investment Company Securities and Exchange Traded Products —The Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, and exchange-traded funds (“ETFs”). The Fund may invest in investment company securities advised by the Manager or a sub-advisor to the Fund. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.
The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.
In July 2014, the SEC adopted amendments to Rule 2a-7 under the Investment Company Act, as amended, that will affect the manner in which money market funds are structured and operated. Money market funds must comply with the rule amendments in various stages over the next two years. The precise impact such amendments will have on a money market fund's structure and operations and on the money market fund industry has not yet been determined, but any related changes may negatively affect a money market fund's expenses, liquidity, yield and return potential.
The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF’s expenses, including its advisory and administration expenses.
An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. ETFs have expenses associated with their operation, typically including advisory fees.
Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Publicly Traded Partnerships; Master Limited Partnerships — The Fund may invest in publicly traded partnerships such as master limited partnerships ("MLPs"). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or are jointly and severally responsible for the liabilities of the MLP. The Fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amount that the Fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.
Real Estate Related Investments — The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund’s investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of the Fund’s portfolio. The Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, U.S.-qualified REITs are subject to the possibility of failing to a) qualify for tax-free pass-through of income and gains under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and b) maintain exemption eligibility from the investment company registration requirements.

Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create capital gains, which could cause the Fund to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance.
Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants.
Statistical Approach — The Sub-Advisor uses a statistically driven approach to manage the Fund and resists overriding the statistical models with qualitative or subjective data. However, the Sub-Advisor may exclude stocks based on current narrow social reasons including, but not limited to, if the issuer of the stock: (i) is a target of Sudan divestiture; (ii) is principally engaged in the tobacco industry; or (iii) is substantially engaged in the production or trade of pornographic material. The number of such companies in the Sub-Advisor ‘s universe is currently significantly less than one half of one percent, and is thus seen by the Sub-Advisor as "de minimis".
U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.
U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.
Valuation Risk — This is the risk that the Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit linked notes and other derivatives, which may be illiquid or which may become illiquid.

OTHER INVESTMENT STRATEGIES AND RISKS
In addition to the investment strategies and risks described in the Prospectus, the Fund may:

1.
Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2.	Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3.
Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 331/3 % of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4.
Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the Sub-Advisor, as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5.
Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the Sub-Advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust’s Board of Trustees that any Section 4(a)(2) securities held by the Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS
Fundamental Policies. The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund’s investable assets" means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.
Fundamental Investment Restrictions. The following discusses the investment policies of the Fund. The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund’s outstanding interests. "Majority of the outstanding voting securities" under the 1940 Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.
The Fund may not:

1.
Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2.
Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3.
Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4.
Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5.	Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6.
Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7.
Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8.
Invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to : (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.
For purposes of the Fund’s industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an “industry” subject to the 25% limitation. Thus, not more than 25% of the Fund’s assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.
Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:
1.	Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2.
Purchase securities on margin , except that (1) the Fund may obtain such short term credits necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Proxy Statement and Prospectus with respect to the Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS
In times of unstable or adverse market, economic, political or other conditions, where the Manager or the Sub-Advisor believes it is appropriate and in the Fund’s best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.
These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers’ acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the Sub-Advisor.

PORTFOLIO TURNOVER
Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.
  DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund publicly discloses portfolio holdings information as follows:

1.
a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2.	a complete list of holdings for the Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3.	a complete list of holdings for the Fund as of the end of each quarter on the Funds’ website (www.americanbeaconfunds.com) approximately sixty days after the end of the quarter; and

4.
ten largest holdings for the Fund as of the end of each calendar quarter on the Funds’ website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund’s holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund’s best interest.
Disclosure of Nonpublic Holdings.
Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund’s policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy is summarized below.
A variety of third party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the Sub-Advisor in managing the Fund ("service providers"). The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Trust’s Board of Trustees fulfills a legitimate business purpose, is in in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.
The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers:
Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
Abel Noser Corp.	Trade execution analysis for sub-advisor	Complete list on daily basis with no lag
Automated Securities Clearance LLC	Compliance Monitoring	Complete list on daily basis with one-day lag
Baseline Analytics	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
Bloomberg Finance, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
Broadridge Financial Solutions, Inc.	Proxy voting research provider for sub-advisor	Complete list on daily basis with no lag
Charles River Systems, Inc.	Trade order management for sub-advisors	Complete list on daily basis with no lag
[ ]	Fund’s independent public accounting firm	Complete list on annual basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisor	Complete list on daily basis with no lag
Institutional Shareholder Services ("ISS")	Proxy voting research provider to sub-advisor	Complete list on daily basis with no lag
Interactive Data Corporation	Pricing Vendor	Complete list on daily basis with no lag
Investment Technology Group, Inc.	Fair valuation of portfolio securities for Funds with significant foreign securities holdings	Complete list on daily basis with no lag
STP Investment Services	Accounting and operations agent for Sub-advisor	Complete list on daily basis with no lag
State Street Bank and Trust Co. ("State Street") and its designated foreign sub-custodians	Funds’ custodian and foreign custody manager, and foreign sub-custodians	Complete list on intraday basis with no lag
The Yield Book Inc.	Performance and portfolio analytics reporting	Complete list on monthly basis with four-day lag
Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund’s portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund’s securities receive information pertaining to the Fund’s securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.
The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund’s holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds’ website.
No compensation or other consideration may be paid to the Fund, the Fund’s service providers, or any other party in connection with the disclosure of portfolio holdings information.
Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1.	Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds’ website and not to trade based on the information;

2.	Holdings may only be disclosed as of a month-end date;

3.	No compensation may be paid to the Fund’s the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4.	A member of the Manager’s Compliance staff must approve requests for nonpublic holdings information.
In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Fund’s SAI.
The Manager and Sub-Advisor to the Fund may manage substantially similar portfolio for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the Sub-Advisor from making such disclosures to their clients.
LENDING OF PORTFOLIO SECURITIES
The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 331/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.
For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, Brown Brothers Harriman & Co. The amount of such compensation depends on the income generated by the loan of the securities. The fund receives compensation that includes, but is not limited to, fee income in lieu of dividends and interest or the equivalent, as applicable, on the securities loaned and interest on the investment of the cash collateral. Currently, the Fund has no intention to engage in securities lending activities.
TRUSTEES AND OFFICERS OF THE TRUST
The Board of Trustees
The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust’s officers and service providers, including American Beacon Advisors, Inc. ("American Beacon"), which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon’s investment personnel and the Trust’s Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.
In general, the Fund’s risks include, among others, investment risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund’s investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund’s investment advisers.
The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the

Trust, and senior officers of American Beacon, and the CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with American Beacon and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.
Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program.
Board Structure and Related Matters
Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the annual process by which the Board considers and approves the Fund’s investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund’s independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.
The Trust is part of the American Beacon Funds Complex, which is comprised of the 33 series within the Trust and 2 series within the American Beacon Select Funds. The same persons who constitute the Board also constitute the board of trustees of American Beacon Select Funds and each Trustee oversees the Trusts’ combined 35 series.
The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement*. Each Trustee has and continues to serve the same term as a Trustee of the American Beacon Select Funds as he or she has with the Trust.
Name (Age) *	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES
Alan D. Feld **, (78)	Trustee since 1996
Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960- Present); Trustee, American Beacon Mileage Funds (1996-2012).

NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (44)	Trustee since 2015
Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present)Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014).

Joseph B. Armes (52)	Trustee since 2015
Chairman, President & CEO, Capital Southwest Corporation (investment company; NASDAQ:CSWC) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer, NYSE: RSPP) (2013-Present).

Gerard J. Arpey (57)	Trustee since 2012
Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present).

W. Humphrey Bogart (71)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012).
Brenda A. Cline (54)	Trustee since 2004
Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012).

Eugene J. Duffy (61)	Trustee since 2008
Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (72)	Trustee since 2008
Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (72)	Trustee since 2004 Chairman since 2008
Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present).
R. Gerald Turner (69)	Trustee since 2001
President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

*	The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain American Beacon Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Gilbert G. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of a the largest health foundation on the Texas/Mexico border and an accountant with a regional health system.
Joseph B. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies.
Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, and service to several charitable organizations.
W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.
Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a trustee to a private university, a children’s hospital and a school, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.
Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.
Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.
Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies; service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.
Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.
Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, and member of numerous financial services industry associations.
R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, service as a co-chair to an intercollegiate athletic commission, and multiple years of service as a Trustee.
Committees of the Board
The Trust has an Audit and Compliance Committee ("Audit Committee"). The Audit Committee consists of Ms. Cline (Chair), and Messrs. Duffy, Alvarado, and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board’s oversight of the CCO in connection with his or her implementation of the Trust’s Compliance Program. The Audit Committee met 4 times during the fiscal year ended December 31, 2014.
The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld (Chair), Turner, and Massman. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund. The Nominating and Governance Committee met 4 times during the fiscal year ended December 31, 2014.
The Trust has an Investment Committee that is comprised of Mr. Bogart (Chair), Ms. McKenna, Messrs. Armes and Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Funds; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Funds; (c) to review material changes recommended by the Manager to the allocation of Funds assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Funds; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met 6 times during the fiscal year ended December 31, 2014.
Trustee Ownership in the Funds
The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2014.
INTERESTED TRUSTEES
Feld
Aggregate Dollar Range of Equity Securities in all Trusts (35 Funds)	Over $100,000

NON-INTERESTED TRUSTEES *
	Arpey	Bogart	Cline	Duffy	Dunning	Massman	McKenna	Turner
Aggregate Dollar Range of Equity Securities in all Trusts (35 Funds)	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	None	Over $100,000
*	Information is not shown for Messers. Alvarado and Armes because they were not Trustees as of December 31, 2014.
Trustee Compensation
As compensation for their service to the Trust and the American Beacon Select Funds (collectively, the "Trusts"), each Trustee is compensated from the Funds and fund complex as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee, and (d) $2,500 for attendance by any Trustee at an annual investment research symposium sponsored by the Manager where the Investment Committee meets with designated investment sub-advisors, and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may receive compensation for attendance at special Board and/or Committee meetings from time to time.
For his service as Board Chairman, Mr. Massman receives an additional annual retainer of $25,000. Although, he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee each quarter for his attendance at those meetings. The Chairman of the Audit Committee and the Chairman of the Investment Committee each also receive an additional annual retainer of $10,000.
The following table shows estimated compensation (excluding reimbursements) that will be paid by the Trust to each Trustee for the fiscal year ending December 31, 2015.
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts (35 funds)
INTERESTED TRUSTEES
Alan D. Feld	$60,628	1	$63,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$62,553		$65,000
Joseph B. Armes	$62,553		$65,000
Gerard J. Arpey	$57,741		$60,000

W. Humphrey Bogart	$67,364	1	$70,000
Brenda A. Cline	$67,364	1	$70,000
Eugene J. Duffy	$62,553		$65,000
Thomas M. Dunning	$62,553		$65,000
Richard A. Massman	$74,582	1	$77,500
Barbara J. McKenna	$62,553		$65,000
R. Gerald Turner	$60,628	1	$63,000
1	Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.
The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Plan"). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Messrs. Bogart, Feld, Massman and Turner and Ms. Cline. The mandatory retirement age does not apply to Mr. Feld. Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.
Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.
A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, two individuals who retired from the Board prior to September 12, 2008, have assumed Trustee Emeritus status. One receives an annual retainer of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.
Principal Officers of the Trust
The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Select Funds as listed below for the Trust.
Name (Age)	Position and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President 2009
President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc.(2015-Present); Director, Astro AB Astro Topco, Inc. (2015-Present), President & CEO, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Jeffrey K. Ringdahl (40)	Vice President since 2010
Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, American Private Equity Management, L.L.C. (2012-Present); Director, Astro AB Borrower, Inc. (2015-Present); Director, Astro AB Acquisition, Inc. (2015-Present); Director, Astro AB Astro Topco, Inc. (2015-Present), Chief Operating Officer, Astro AB Holdings, LLC.(2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Rosemary K. Behan (56)	Vice President, Secretary and Chief Legal Officer since 2006
Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (55)	Vice President since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).
Erica B. Duncan (44)	Vice President since 2011	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011).
Michael W. Fields (61)	Vice President since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments (1988-2011), American Beacon Advisors, Inc.; Director, American Beacon Global Funds SPC (2002-2011).
Melinda G. Heika (54)	Treasurer since 2010
Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Terri L. McKinney (51)	Vice President since 2010	Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present).
Samuel J. Silver (52)	Vice President since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.
Sonia L. Bates (58)	Asst. Treasurer since 2011
Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

CODE OF ETHICS
The Manager, the Trust and the Sub-Advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager’s and Trust’s Code of Ethics require employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.
PROXY VOTING POLICIES
From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund’s shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the Sub-Advisor with respect to the Fund’s assets under the Sub-Advisor’s management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy") that governs proxy voting by the Manager and Sub-Advisor, including procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager, the Sub-Advisor or their affiliates. The Trust’s Board of Trustees has approved the Manager’s proxy voting policies and procedures with respect to Fund assets under the

Manager’s management. Please see Appendix A for a copy of the Policy. The Sub-Advisor proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Fund’s proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.
CONTROL PERSONS AND 5% SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Funds or large redemptions by a control person could cause the Funds’ other shareholders to pay a higher pro rata portion of the Funds’ expenses.
As of the date of this SAI, the Manager is the sole shareholder of the Fund.
INVESTMENT SUB-ADVISORY AGREEMENT
The Fund’s Sub-Advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with the Sub-Advisor are considered affiliates for the portion of Fund assets managed by the Sub-Advisor.
Sub-Advisor	Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Bridgeway Capital Management, Inc. ("Bridgeway")	John Noland Ryan Montgomery	Officer and Chairman of the Board of Directors	Financial Services

The sub-advisor is located at 20 Greenway Plaza, Suite 450, Houston, Texas 77046.
The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Bridgeway pursuant to which the Fund has agreed to pay Bridgeway an annualized subadvisory fee that is calculated and accrued daily equal to 0.40% on the first $250 million, 0.35% on the next $250 million and 0.30% on assets over $500 million of the Fund’s average daily net assets. The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Sub-Advisor, or by the Sub-Advisor upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreement will continue in effect for an initial period of two years and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders. Because the Fund has not commenced operations prior to the date of this SAI, no subadvisory fees have been paid to Bridgeway.

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES
The Manager
The Manager located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is a Delaware corporation and wholly owned subsidiary of Astro AB Borrower, Inc. (“AB Borrower”). AB Borrower is, in turn, a wholly-owned subsidiary of Astro AB Acquisition, Inc., which is a wholly-owned subsidiary of Astro AB Topco, Inc., a wholly-owned subsidiary of Astro AB Holdings, LLC ("Astro AB"). On April 30, 2015, the Manager’s prior parent company was acquired by Astro AB, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. ("Purchasers"), investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of Astro AB is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.
Listed below are individuals and entities that may be deemed control persons of the Manager.
Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/Business History
Astro AB Holdings, LLC.	Parent Company	Founded in 2015
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund
The Manager is paid a management fee as compensation for providing the Trust with advisory and asset allocation services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee equal to 0.05% of the average daily net assets of the Fund. Because the Fund has not commenced operations prior to the date of this SAI, no fees have been paid to the Manager.
Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to management and administration agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

●	complying with reporting requirements;

●	corresponding with shareholders;

●	maintaining internal bookkeeping, accounting and auditing services and records; and

●	supervising the provision of services to the Trust by third parties.

In addition to its oversight of the Sub-Advisor, the Manager may invest the portion of the Fund’s assets that the Sub-Advisor determine to be allocated to short-term investments.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by Sub-Advisor to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Sub-Advisor; and any extraordinary expenses of a nonrecurring nature.
In addition to the management fee, the Manager is paid an administration service fee for providing administrative services to the Fund. The administration agreement provides for the Manager to receive an annualized administration fee that is calculated and accrued daily, equal to the sum of 0.30% of the net assets of each share class. Because the Fund has not commenced operations prior to the date of this SAI, the Fund has not paid any administration fees to the Manager for the last three fiscal years.

The Manager also may receive up to 25% of the net monthly income generated from the securities lending activities of the Fund as compensation for administrative and oversight functions with respect to securities lending of the Fund. As of the date of this SAI, the Fund does not intend to engage in securities lending activities. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.
The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.
The Distributor
Foreside Fund Services, LLC ("Foreside" or "Distributor"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Fund’s shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund’s shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. Foreside also receives a fee from the Manager under a Marketing Agreement pursuant to which Foreside provides services in connection with the marketing of the Fund to institutional investors.
OTHER SERVICE PROVIDERS
State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Fund, and performs certain functions as fund accountant. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Fund for investing certain excess cash balances in designated futures, forwards or registered money market funds. State Street also serves as the Fund’s Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.
Boston Financial Data Services (an affiliate of State Street), located at 330 W. 9th Street, Kansas City, Missouri 64105, is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.
The Fund’s independent registered public accounting firm is [ ], which is located at [ ], Dallas, Texas 75219.
K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.
PORTFOLIO MANAGERS
The portfolio managers to the Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager’s firm and is set forth below. The number of accounts and assets is shown as of June 30, 2015.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bridgeway
John Montgomery	13 ($4.4 bill)	1 ($34 mil)	13 ($192 mil)	3 ($360 mil)	N/A	10 ($46 mil)
Elena Khoziaeva	13 ($4.4 bil)	1 ($34 mil)	13 ($192 mil)	3 ($360 mil)	N/A	10 ($46 mil)
Michael Whipple	13 ($4.4 bil)	1 ($34 mil)	13 ($192 mil)	3 ($360 mil)	N/A	10 ($46 mil)
Conflicts of Interest
As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Sub-Advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest of the Sub-Advisor was provided by the Sub-Advisor.
Actual or apparent conflicts of interest may arise when a Portfolio Manager or investment management team member has day-to-day management responsibilities with respect to more than one fund or other account. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. The Sub-Advisor has adopted certain compliance policies and procedures that are designed to detect, prevent, or mitigate conflicts or potential conflicts of interest that may arise. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.
Compensation
The following is a description provided by the Sub-Advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of December 31, 2014..
The objective of the Sub-Advisor’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as "Partners") that is competitive with the mutual fund/investment advisory market relative to the Sub-Advisor’s size and geographical location. The adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.
The Portfolio Managers, including John Montgomery, Elena Khoziaeva, and Michael Whipple, participate in a compensation program that includes a base salary that is fixed annually, bonus and long-term compensation. Each Portfolio Manager’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, team work and leadership. Profit sharing bonuses are driven by company performance and/or company profit goals, and an assessment of individual execution of responsibilities related to goals. The Sub-Advisor’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed accounts have performance based fees relative to stock market benchmarks, c) operating costs of the Sub-Advisor and d) tax rates.
Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases the Sub-Advisor’s profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, certain funds managed by the Sub-Advisor have performance-based management fees that are a function of trailing five-year before-tax performance of the Fund relative to its specific market benchmark. Should each such Fund’s performance exceed the benchmark, the Sub-Advisor may make more total management fees and increase its profitability. On the other hand, should each such Fund’s performance lag the benchmark, the Sub-Advisor may experience a decrease in profitability.
Finally, all Portfolio Managers participate in long-term compensation programs including a 401(k) Plan and ownership programs in the Sub-Advisor. With the exception of John Montgomery, Portfolio Managers (as well as all of the Sub-Advisor’s Partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of the Sub-Advisor or both. The value of this ownership is a function of the profitability and growth of the Sub-Advisor. The adviser is an "S" Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of the Sub-Advisor. However, by policy of the Sub-Advisor, John Montgomery may only receive distributions from the Sub-Advisor in an amount equal to the taxes incurred from his corporate ownership due to the "S" corporation structure.
Ownership of the Fund
The Portfolio Managers’ beneficial ownership of the Fund is defined as the Portfolio Managers having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Managers’ immediate family or by a trust of which the Portfolio Managers are a trustee could be considered ownership by the Portfolio Managers. As of the date of this SAI, the Fund has not commenced operations. Accordingly, the Portfolio Managers do not beneficially own any shares of the Fund.
PORTFOLIO SECURITIES TRANSACTIONS
In selecting brokers or dealers to execute particular transactions, the Manager and the Sub-Advisor are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund’s net asset value), and other information provided to the Fund, to the Manager and/or to the Sub-Advisor (or their affiliates), provided, however, that the Manager or the Sub-Advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trusts do not allow the Manager or Sub-Advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the Sub-Advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the Sub-Advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the Sub-Advisor exercises investment discretion. The fees of the Sub-Advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the Sub-Advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the Sub-Advisor, as applicable, to benefit their other accounts under management.
The Manager and the Sub-Advisor will place its own orders to execute securities transactions that are designed to implement the Fund’s investment objective and policies. In placing such orders, the Sub-Advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the Sub-Advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio activity increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.
The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the Sub-Advisor is to seek best execution. In assessing available execution venues, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging market securities in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.
The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the Sub-Advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit receives through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the Sub-Advisor receive any benefits from the commission recapture program. The Sub-Advisor’s participation in the brokerage commission recapture program is optional. The Sub-Advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the Sub-Advisor’s obligation to seek the best execution available.
The Fund has not commenced operations as of the date of this SAI. Accordingly, no brokerage commissions were paid by the Fund during the previous three fiscal years and the Fund did not receive any amount as a result of participation in the commission recapture program.
REDEMPTIONS IN KIND
Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
TAX INFORMATION
The tax information set forth in the Prospectus and in this section relates solely to federal income tax law and assumes that the Fund qualifies as a regulated investment company ("RIC") (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The information is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund
The Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:
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Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income derived from an interest in a "qualified publicly traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publicly traded partnership" other than a partnership at least 90% of the gross income of which is described in clause (1);

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Diversify its investments so that, at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs ("Diversification Requirements"); and

●
Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement").

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain ( i.e. the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify as a RIC under the Internal Revenue Code, the Fund must meet a qualifying income test each taxable year. Certain aspects of the tax treatment of derivative instruments, including certain equity index options and futures, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the treatment of income from these instruments, and the character, timing and amount of the Fund’s taxable income or gains and distributions. If the Internal Revenue Service were to assert successfully that income the Fund derives from these investments does not constitute qualifying income, the Fund might cease to qualify as a RIC or might be required to reduce its exposure to such investments. If for any taxable year the Fund does not qualify for treatment as a RIC either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and is unable, or determines not to, avail itself of provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends it distributes would be taxable to its shareholders as ordinary income (or possibly, for individual and certain other non-corporate (collectively, "individual") shareholders as "qualified dividend income" (as described in the Prospectus)) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund’s income and performance.

Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.
The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on December 31 of that year, plus certain other amounts.
Taxation of Certain Investments and Strategies
If the Fund acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC") generally, any foreign corporation, with certain exceptions, that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income and holds the stock beyond the end of the year of acquisition, the Fund will be subject to federal income tax on any "excess distribution" it receives on the stock or of any gain it realizes from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% and 20% maximum federal income tax rates on individuals’ "qualified dividend income" described in the Prospectus. The Fund may avoid this tax and interest if it elects to treat the PFIC as a "qualified electing fund"; however, the requirements for that election are difficult to satisfy. If such an election were made, the Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income and gains would be subject to the Distribution Requirement and to the calendar year Excise Tax distribution requirement.
The Fund may elect to "mark-to-market" its stock in a PFIC it owns at the end of its taxable year.. Under such an election, the Fund (1) would include in gross income each taxable year (and treat as ordinary income) an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock and (2) would be allowed a deduction (as an ordinary, not a capital, loss) for the excess, if any, of its adjusted basis in the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in PFIC stock would be adjusted to reflect the amounts included in income, or deducted, under this election. Any gain or loss realized on the sale or other disposition of PFIC stock, would be treated as ordinary income or loss. The Fund generally would not be subject to the deferred tax and interest charge discussed above with respect to PFIC stock for which a mark-to-market election has been made.
Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein.
Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund’s (1) gains from the disposition of foreign currencies and (2) gains from options, futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Gross Income Requirement.
The Fund may invest in one or more limited liability companies ("LLCs") and limited partnerships ("LPs") that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which the Fund may invest may include (1) a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)") (a

"PTP"), which may be a QPTP, or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement.
If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income to the Fund under the Gross Income Requirement. The Fund’s investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements. In addition, the Fund’s holding of more than 10% of a QPTP’s equity securities will not count toward its satisfying those requirements.
With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to the Fund might be treated as "qualified dividend income" and disposition of the Fund’s interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity’s income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the LLC or LP.
Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that is not qualifying income under the Gross Income Requirement. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.
Dividends and interest the Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, "foreign taxes") that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.
Some futures contracts, foreign currency contracts, and "nonequity" options ( i.e. , certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code Section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement ( i.e. , with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.
Section 988 of the Internal Revenue Code also may apply to the Fund’s forward currency contracts and options and futures on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.

Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts). When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.
When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.
If the Fund has an "appreciated financial position" - generally, any position (i.e. an interest including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld will generally be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.
Basis Election and Reporting
Fund shareholders who want to use an acceptable method for basis determination with respect to Fund shares other than the average basis method, must elect to do so in writing (which may be electronic). If a shareholder of the Fund fails to affirmatively elect such a method, the basis determination will be made in accordance with the Fund’s default basis method which is average basis. The basis determination method the Fund shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.
Backup Withholding
The Fund will be required to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded.
Foreign Account Tax Compliance Act ("FATCA") - Under FATCA, "foreign financial institutions" ("FFIs") or "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays, and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after December 31, 2016. As discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund), which will, in turn, report that information to the IRS. The U.S. Treasury Department has negotiated intergovernmental agreements ("IGAs") with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations, as described below.
An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under Section 1471(b) of the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding. Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Other Taxes
Statutory rules and regulations regarding state and local taxation of ordinary income, qualified dividend income and capital gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s participation situation.
DESCRIPTION OF THE TRUST
The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.
The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines Group, Inc. The following individuals (and members of that individual’s "immediate family"), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000 (i) employees of the Manager, (ii) employees of the Sub-Advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, (v) members of the Manager’s Board of Directors, and (vi) shareholders of the Class N shares of the Bridgeway Fund. The term "immediate family" refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons and daughters-in-law, a sibling’s spouse, a spouse’s sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.
FINANCIAL STATEMENTS
Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements that will be subject to audit by an independent registered public accounting firm will be submitted to shareholders at least annually. The Fund will adopt the financial statements of the Bridgeway Fund. Those financial statements were audited by another registered public accounting firm.

APPENDIX A
AMERICAN BEACON ADVISORS, INC.
SUMMARY OF PROXY VOTING POLICY AND PROCEDURES
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon’s proxy voting policies and procedures are designed to implement AmBeacon’s duty to vote proxies in clients’ best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.
For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon’s policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.
Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.
AmBeacon manages portfolios for the American Beacon Funds (the "Beacon Funds") and the American Beacon Select Funds (the "Select Funds"). AmBeacon may invest a Beacon Fund in shares of one or more Select Funds. If a Select Fund solicits a proxy for which a Beacon Fund is entitled to vote, AmBeacon’s interests as manager of the Select Fund seeking shareholder votes may conflict with the interests of the Beacon Fund as shareholder of the Select Fund. To avoid the appearance of a conflict of interests in these cases, AmBeacon will vote the Beacon Fund’s shares in accordance with the Beacon Fund’s Board of Trustees’ recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
PROXY VOTING POLICY AND PROCEDURES
Last Amended July 1, 2012
Preface
Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds and the American Beacon Select Funds (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.
The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly. The Funds’ Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor’s respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund’s Board of Trustees.
Conflicts of Interest
The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.
When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.
Each American Beacon Fund has the ability to invest in the shares of any of the American Beacon Select Funds. For example, the American Beacon High Yield Bond Fund may purchase shares of the American Beacon Money Market Select Fund. If the American Beacon Money Market Select Fund issues a proxy for which the American Beacon High Yield Bond Fund is entitled to vote, the Manager’s interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the American Beacon Select Funds Board of Trustees’ recommendations in the proxy statement.
If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan
The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager’s determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to the Fund as a result of recalling the shares on loan.
Recordkeeping
The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm’s proxy voting policies and procedures company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds’ production of the Form N-PX filing on an annual basis.
Disclosure
The Manager will coordinate the compilation of the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund’s Statement of Additional Information ("SAI"). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.
Manager Oversight
The Manager shall review a sub-advisor’s proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.
Board Oversight
On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

APPENDIX B
BRIDGEWAY CAPITAL MANAGEMENT, INC.
PROXY VOTING POLICY
As Amended June 18, 2015
I. Overview
This proxy voting policy (the "policy") is designed to provide reasonable assurance that proxies are voted in the clients' best interest, when the responsibility for voting client proxies rests with Bridgeway Capital Management, Inc. ("BCM). BCM has engaged Institutional Shareholder Services ("ISS"), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. BCM has adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines ("SRI Guidelines") for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines ("SRI International Guidelines") for all non-domestic proxy issues.
BCM's Investment Operations Partner In Charge ("PIC") is responsible for ensuring compliance with this policy. Questions regarding this policy should be directed to the Investment Operations PIC or the Chief Compliance Officer ("CCO").
II. Proxy Voting Guidelines
BCM has instructed ISS to vote in accordance with the SRI Guidelines for all domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will only vote for director slates when there is a woman and an ethnic minority on the board and/or up for election on the proxy. If those requirements are met, ISS will vote in accordance with the SRI Guidelines. Likewise, BCM has instructed ISS to vote in accordance with the SRI International Guidelines for all non-domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will refer all non-domestic director proposals to BCM to be voted in the best interest of BCM’s clients. In cases where the SRI Guidelines do not address a specific proxy proposal, BCM has adopted the ISS U.S. Corporate Governance Policy ("Standard Guidelines") and has instructed ISS to vote in accordance with the Standard Guidelines. BCM’s Chief Compliance Officer ("CCO") maintains copies of the SRI Guidelines, the SRI International Guidelines and the Standard Guidelines which are incorporated herein by reference. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of BCM’s clients.
BCM has instructed ISS to vote as described above unless the following conditions apply:
1. BCM’s Investment Management Team (“IMT”) has decided to override the ISS vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the ISS recommendation. Such decision will be documented by BCM and communicated to ISS; or
2. ISS does not provide a vote recommendation, in which case BCM will independently determine how a particular issue should be voted. In these instances, BCM, through IMT, will document the reason(s) used in determining a vote and communicate BCM’s voting instruction to ISS.
II. Record Retention Requirements
ISS shall maintain the following proxy voting records:

A. Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service are acceptable;
B. Records of proxy votes cast on behalf of each client for a period of five years.
BCM shall maintain the following required proxy voting records:
A. Documents prepared by BCM that were material to making the decision of how to vote proxies on behalf of a client, if we vote against the ISS recommendation or policy,
B. Records of clients’ written or oral requests for proxy voting information, including a record of the information provided by BCM,
C. Historical records of votes cast on behalf of each client, and
D. Current and historical proxy voting policies and procedures.
BCM will keep records in accordance with its Books and Records Policy.
III. Conflicts of Interest
A. Overview Unless BCM votes a proxy proposal as described under Section I. above, BCM does not address material conflicts of interest that could arise between BCM and its clients related to proxy voting matters. Since BCM relies on ISS to cast proxy votes independently, as described above, BCM has determined that any potential conflict of interest between BCM and its clients is adequately mitigated.
However, when BCM is involved in making the determination as to how a particular proxy proposal will be voted, the IMT member will consult with the CCO to determine if any potential material conflicts of interest exist or may exist that require consideration before casting a vote. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy. The CCO in consultation with IMT will determine whether the proxy may be voted by BCM, whether to seek legal advice, or whether to refer the proxy to the client(s) (or another fiduciary of the client(s)) for voting purposes.
Additionally, ISS monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process which includes information related to ISS’ conflicts of interest policies, procedures and practices. BCM will review updates from time to time to determine whether ISS conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.
IV. Monitoring of ISS
BCM will periodically perform due diligence to assess ISS' ability to adequately analyze proxy issues and manage its conflicts of interest. In order to make this assessment, BCM shall consider, among other things:
A. ISS's oversight structure and personnel performing services on behalf of BCM;
B. Policies, procedures and related controls , including those that ensure vote recommendations are in accordance with ISS's voting guidelines and are based on current and accurate information;
C. Policies and procedures related to the identification, management and disclosure of conflicts of interest impacting services provided; and

D. Changes in ISS' business and specific conflicts of interest in order to reasonably determine whether ISS' conflicts of interest may materially and adversely affect BCM's clients and, if so, whether any action should be taken as a result.
VI. Loaned Securities
As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if IMT is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.
V. Disclosure
A. BCM will disclose in its Form ADV Part 2A that clients may contact BCM in order to obtain information on how BCM voted such client's proxies, and to request a copy of this policy. If a client requests this information, Investment Operations, will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (1) the name of the issuer, (2) the proposal voted upon and (3) how BCM voted the client's proxy.
B. A concise summary of this Proxy Voting Policy will be included in the BCM's Form ADV Part 2A, and will be updated whenever this policy is updated

APPENDIX C
RATINGS DEFINITIONS
Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.
Ratings of Long-Term Obligations and Preferred Stocks — The Funds utilize ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.
Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.
The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The four highest Standard & Poor’s ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Standard & Poor’s ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.
The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange. Obligations rated RD indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated

D indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise cease business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Ratings of Municipal Obligations — Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard & Poor’s uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.
Ratings of Short-Term Obligations — Moody’s short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations. The rating NP denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.
Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

PART C
OTHER INFORMATION

Item 15.  Indemnification

See (i) the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of American Beacon Funds (the “Trust” or the “Registrant”), attached as Exhibit (a)(1) to Post-Effective Amendment No. 225 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-11387 and 811-04984) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2015, and (ii) the Amended and Restated Bylaws (the “Bylaws”), attached as Exhibit (b) to Post-Effective Amendment No. 184 to the Registration Statement filed with the SEC on April 29, 2014.

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1.      Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a)      Subject to the exceptions and limitations contained in paragraph (b) below:

(i)      every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

(ii)      the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)      No indemnification shall be provided hereunder to a Covered Person:
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(i)      who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)      in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c)      The rights of indemnification herein provided may be insured against by policies maintained by the Trust shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)      Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)       such Covered Person shall have provided appropriate security for such undertaking,

(ii)      the Trust is insured against losses arising out of any such advance payments or

(iii)     either a majority of Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
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Shareholders

Section 3.      In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his or her being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against any loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust or applicable Series and satisfy any judgment thereon.

Numbered Paragraph 8 of the Management Agreement provides that:

8. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

9. Advisor’s Liability.  The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 11 of the Administration Agreement provides that:

11. Limitation of Liability of American Beacon Advisors, Inc. (“ABA”). ABA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of ABA, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services
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to any Trust or acting in any business of a Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of ABA even though paid by it.

Section 4.2 of the Distribution Agreement provides that:

(a)   Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), "Foreside Indemnitees") from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a "Foreside Claim"):

(i)   any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;

(ii)  any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;

(iii) any material breach of the Clients' agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv)  the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b)   Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the "Clients Indemnitees" and, with the Foreside Indemnitees, an "Indemnitee"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of
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the following (for purposes of this Section 4.2(c), a "Clients Claim" and, with a Foreside Claim, a "Claim"):

(i)  any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.

(ii)  any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or

(iii) any material breach of Foreside's agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof

(d)   The Clients or Foreside (for purpose of this Section 4.2(d), an "Indemnifying Party") may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e)   An Indemnifying Party's obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f)   The provisions of this section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

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Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a)   Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b)   Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c) No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d)   Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;

(e)  Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f)   The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the Fund to which Foreside's rights or claims relate in settlement of such rights or claims; and

(g)   Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will,
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unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Administrator

Each of the Trustees of the Trust has entered into an arrangement with the Trust’s Administrator, whereby she or he may be indemnified by the Administrator for liability arising from a failure of the Administrator to carry out its duties under the Administration Agreement with the Trust and for certain securities laws claims. The arrangement is principally designed to supplement the indemnification afforded under the Trust’s Declaration of Trust as well as liability coverage provided by insurance policies. The arrangement is limited to civil and administrative claims.

Item 16.  Exhibits.

(1)		Amended and Restated Declaration of Trust, dated March 4, 2015, is incorporated by reference to Post-Effective Amendment No. 225, filed June 30, 2015

(2)		Amended and Restated Bylaws, dated June 4, 2013, are incorporated by reference to Post-Effective Amendment No.184, filed April 29, 2014

(3)		Voting Trust Agreements – (not applicable)

(4)		Form of Agreement and Plan of Reorganization and Termination (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus)

(5)
Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(6)	(a)
Management Agreement among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 228, filed August 28, 2015 (“PEA No. 228”)

	(b)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 228

	(c)	Form of First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Bridgeway Capital Management, Inc., is incorporated by reference to PEA No. 228

(7)	(a)
Form of Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated March 31, 2009, is incorporated by reference to Post-Effective Amendment No. 75, filed May 1, 2009

	(b)	Eleventh Amendment to Schedule I of the Distribution Agreement among American Beacon Funds, American Beacon Mileage Funds, American Beacon

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Select Funds, and Foreside Fund Services, LLC, dated July 14, 2014, is incorporated by reference to is incorporated by reference to Post-Effective Amendment No. 203, filed August 19, 2014

(8)		Bonus, profit sharing or pension plans – (not applicable)

(9)	(a)
Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998  (“PEA No. 24”)

	(b)	Amended and Restated Schedule D to the Custodian Agreement, effective as of January 21, 2014, is incorporated by reference to Post-Effective Amendment No. 180, filed February 18, 2014

(10)		Amended and Restated Plan Pursuant to Rule 18f-3, dated March 9, 2011, is incorporated by reference to Post-Effective Amendment No. 103, filed March 18, 2011

(11)		Opinion of Counsel as to the Legality of Shares Being Registered – (filed herewith)

(12)		Opinion of Counsel on Tax Matters – (to be filed by subsequent amendment)

(13)		Other Material Contracts

(a)(1)
Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated May 10, 2012, is incorporated by reference to Post-Effective Amendment No. 145, filed May 25, 2012

(a)(2)
Amended and Restated Schedule A to Restated and Amended Administration Agreement among American Beacon Funds, the American Beacon Select Funds, and American Beacon Advisors, Inc., dated July 1, 2014, is incorporated by reference to Post-Effective Amendment No. 206, filed October 17, 2014 (“PEA No. 206”)

	(b)(1)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24

(b)(2)
Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42, filed February 28, 2003

	(b)(3)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64, filed March 1, 2007

	(b)(4)	Amended and Restated Schedule A to the Transfer Agency and Service Agreement, dated September 18, 2014, is incorporated by reference to PEA No. 206

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(c)
Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008, is incorporated by reference to Post-Effective Amendment No. 70, filed February 29, 2008

(14)		Consent of Independent Registered Public Accounting Firm – (filed herewith)

(15)		Financial Statements Omitted Pursuant to Item 14(a)(1) – (not applicable)

(16)		Powers of Attorney – (filed herewith)

(17)		Other Exhibits

	(a)	Form of Proxy Card – (filed herewith)

Item 17.  Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas on the 31st day of August, 2015.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	August 31, 2015
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer)	August 31, 2015
Melinda G. Heika

Gerard J. Arpey*	Trustee	August 31, 2015
Gerard J. Arpey

W. Humphrey Bogart*	Trustee	August 31, 2015
W. Humphrey Bogart

Brenda A. Cline*	Trustee	August 31, 2015
Brenda A. Cline

Eugene J. Duffy*	Trustee	August 31, 2015
Eugene J. Duffy

Thomas M. Dunning*	Trustee	August 31, 2015
Thomas M. Dunning

Alan D. Feld*	Trustee	August 31, 2015
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	August 31, 2015
Richard A. Massman

Barbara J. McKenna*	Trustee	August 31, 2015
Barbara J. McKenna

R. Gerald Turner*	Trustee	August 31, 2015
R. Gerald Turner

*By            /s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

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EXHIBIT INDEX

Exhibit No.	Exhibit
EX-99.11	Opinion of Counsel as to the Legality of Shares Being Registered
EX-99.14	Consent of Independent Registered Public Accounting Firm
EX-99.16	Powers of Attorney
EX-99.17	Form of Proxy Card

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